Altegris KKR Commitments Fund

Prospectus

April 22, 2015

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ALTEGRIS KKR COMMITMENTS FUND

PROSPECTUS

April 22, 2015

1200 Prospect Street
Suite 400
La Jolla, CA 92037

Investment Objective. Altegris KKR Commitments Fund (the "Fund") is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in "Prospectus Summary — Risk Factors" beginning on page 11 and in "Types of Investments and Related Risks" beginning on page 42.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$12.00	$360,000,000
Sales Load (1)	$0.42	$12,600,000
Proceeds to the Fund (2)	$11.58	$347,400,000

(1)  Generally, the stated minimum initial investment by an investor in the Fund is $25,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares (as defined herein) may be charged a sales load of up to 3.5% of the investment amount. The table assumes the maximum sales load is charged.

(2)  Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund's then current net asset value, plus any applicable sales load, as described herein. The Adviser has borne the Fund's organizational costs of approximately $180,846. The Fund has incurred offering costs of approximately $307,777. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on or about June 1, 2015. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. See "Fund and Master Fund Expenses."

The Fund is offering on a continuous basis up to 30 million shares of beneficial interest ("Shares"). Altegris Investments, L.L.C. acts as the distributor of the Shares (the "Distributor") on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers ("Selling Agents"), some of which are affiliates of the Adviser, that have agreed to participate in the distribution of the Fund's Shares. Investments may be subject to a sales load of up to 3.5% of the investment amount. The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive all or a portion of the sales load for certain investors. See "Plan of Distribution."

The minimum initial investment is $25,000. The Fund will not sell any Shares unless the Fund and the Master Fund, in the aggregate, raise net offering proceeds of at least $25 million (the "Minimum Offering Requirement"). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an account held by the Fund escrow agent, JPMorgan Chase Bank, N.A (the "Escrow Agent"), in trust for the subscribers' benefit, pending release to the Fund. Subscriptions will be effective only upon the Fund's acceptance and the Fund reserves the right to reject any subscription in whole or in part. If the Minimum Offering Requirement is not satisfied, the Fund will promptly return all funds in the escrow account and the Fund will stop offering Shares. The Fund will not deduct any fees or expenses if it returns funds from the escrow account. Shares will be sold only to Eligible Investors (as defined herein). See "Fund and Master Fund Expenses."

Investment Portfolio. The Fund invests substantially all of its assets in Altegris KKR Commitments Master Fund (the "Master Fund"), a separate closed end, non-diversified, management investment company with the same investment objective and

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strategies as the Fund. The Master Fund intends to allocate at least 80% of its assets to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, "KKR"), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies ("Investment Funds") and co-investment opportunities in operating companies ("Co-Investment Opportunities") presented by such KKR Investment Funds or by KKR. However, the Master Fund may at any time determine to allocate its assets to investments not sponsored, issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity. For a further discussion of the Master Fund's principal investment strategies, see "Investment Program."

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See "Types of Investments and Related Risks" beginning on page 42. Shares will not be listed on any national securities exchange. Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion. See "Repurchases and Transfers of Shares."

Management Fee. The Master Fund pays Altegris Advisors, L.L.C., the Master Fund's investment adviser ("Altegris" or the "Adviser"), a monthly fee of 0.10% (1.20% on an annualized basis) of the Master Fund's month- end net asset value (the "Management Fee"). The Management Fee is an expense paid out of the Master Fund's net assets and is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Adviser will pay StepStone Group LP, the Master Fund's sub-adviser, a portion of the Management Fee. The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers (defined herein) and indirectly paid by investors in the Master Fund. See "Management Fee." The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund's Management Fee. See "Management of the Fund and the Master Fund."

Eligible Investors. Shares are being sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a Selling Agent.

This Prospectus concisely provides the information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information ("SAI") dated April 22, 2015, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing to the Fund at c/o Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400, La Jolla, CA 92037 or by calling (888) 524-9441. The table of contents of the SAI appears on page 88 of this Prospectus. The SAI, and other information about the Fund and the Master Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Altegris Investments, L.L.C.

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TABLE OF CONTENTS

PROSPECTUS SUMMARY	2
SUMMARY OF FEES AND EXPENSES	24
THE FUND	25
USE OF PROCEEDS	25
STRUCTURE	26
INVESTMENT PROGRAM	26
TYPES OF INVESTMENTS AND RELATED RISKS	33
OTHER RISKS	41
LIMITS OF RISK DISCLOSURES	46
MANAGEMENT OF THE FUND AND THE MASTER FUND	46
FUND AND MASTER FUND EXPENSES	48
MANAGEMENT FEE	50
CALCULATION OF NET ASSET VALUE	50
CONFLICTS OF INTEREST	52
PURCHASES OF SHARES	55
REPURCHASES AND TRANSFERS OF SHARES	56
VOTING	60
TAX ASPECTS	60
ERISA CONSIDERATIONS	69
PLAN OF DISTRIBUTION	70
DISTRIBUTION POLICY	71
ADDITIONAL INFORMATION ABOUT THE FUND	71
INQUIRIES	72
TABLE OF CONTENTS OF THE SAI	73
APPENDIX A: KKR FUND INFORMATION	A-1

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PROSPECTUS SUMMARY

THE FUND  Altegris KKR Commitments Fund (the "Fund") is a newly-formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

INVESTMENT PROGRAM  The Fund seeks long-term capital appreciation by investing substantially all of its assets in Altegris KKR Commitments Master Fund (the "Master Fund"), a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund's investment results will correspond directly to the investment results of the Master Fund. The investment objective of each of the Fund and the Master Fund is fundamental and may only be changed by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or Master Fund, as applicable.

The Master Fund seeks long-term capital appreciation. The Master Fund intends to allocate at least 80% of its assets to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, "KKR"), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies ("Investment Funds") and co-investment opportunities in operating companies ("Co-Investment Opportunities") presented by such KKR Investment Funds or by KKR.

However, the Master Fund may at any time determine to allocate its assets to investments not sponsored, issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Altegris Advisors, L.L.C., the Master Fund's investment adviser ("Altegris" or the "Adviser"), and StepStone Group LP, the Master Fund's sub-adviser ("StepStone" or the "Sub-Adviser," and together with the Adviser, the "Advisers"), believe that the Master Fund's investment program will offer exposure to private equity investments for "accredited investors" who have not previously had access to Investment Funds managed by top-tier private equity firms such as KKR. The Advisers will allocate to KKR Investment Funds that focus on buy-out and special situations strategies across multiple geographic regions including North America, Asia and Europe. The investment program's use of primaries, seasoned primaries, secondaries and Co-Investment Opportunities (as described in detail below) are intended to allow the Master Fund to achieve broader investment exposure and more efficient capital deployment than would be provided by investing in primaries alone. The Master Fund's structure is intended to alleviate or mitigate a number of the burdens typically associated with direct private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

KKR is a leading global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation at the asset level. KKR invests its own proprietary capital alongside the

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capital of its fund investors and brings opportunities to others through its capital markets business.

KKR had approximately 1,200 employees as of December 31, 2014, in addition to over 50 KKR Capstone executives. There are approximately 335 investment professionals. KKR conducts its business through its offices in 21 cities, in 15 countries, and on five continents. Its geographic breadth provides KKR with a pre-eminent global platform for sourcing transactions, raising capital, and carrying out capital markets activities. KKR's business offers a broad range of investment management services and provides capital markets services to the firm, its portfolio companies and third parties. Throughout its history, KKR has consistently been a leader in the private equity industry, having completed more than 250 private equity investments in portfolio companies with a total transaction value in excess of $505 billion.

Information presented herein with respect to KKR has been derived from public filings made by KKR with the Securities and Exchange Commission (the "SEC") as of December 31, 2014. For additional KKR Fund Information, see Appendix A.

KKR is not a sponsor, promoter, adviser or affiliate of the Fund or the Master Fund. There is no agreement or understanding between KKR and Altegris or StepStone regarding the management of the investment program of the Fund or the Master Fund. Past performance of Investment Funds sponsored by KKR is not indicative of future results. See "Investment Program — KKR" and Appendix A.

The Fund

Shares of beneficial interest of the Fund ("Shares") will be sold in comparatively large minimum denominations to eligible high net worth individual and institutional investors ("Shareholders"). The Master Fund will pay, and Shareholders (indirectly through the Fund) will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests and incentive allocations charged by the underlying Investment Funds in which the Master Fund may invest.

Each underlying Investment Fund is, or will be, managed by the general partner, managing member or affiliated investment adviser of the Investment Fund (the "Investment Manager") under the direction of the portfolio managers or investment teams selected by the Investment Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions.

Private equity generally refers to privately negotiated investments made in non-public companies. Private equity firms typically seek to invest in quality companies at attractive valuations and use strategic and operational expertise to enhance value and improve portfolio company performance. Buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by enhancing the value of the portfolio company.

The Master Fund intends to allocate its assets primarily to buyout and special situations investments. Investment Funds that focus on established, cash flow positive companies are usually classified as buyouts. Buyout Investment Funds look to acquire a controlling equity interest in small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions (formerly referred to as "leveraged buyouts") — particularly in the large-cap segment. Investment Funds that focus on special situations investments typically make mezzanine

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or other debt investments that provide a middle level of financing below the senior debt level of the capital structure and above the equity level. Such debt investments may include those rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Advisers to be of comparable credit quality). These securities are commonly called "high yield" or "junk" bonds. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, energy or utility investments and turnaround investments.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments, or "primaries," refer to investments in newly established private equity funds which have not yet begun operation. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the fund and utilized to finance its investments in portfolio companies during a predefined period. A private equity fund's net asset value will typically exhibit a "J curve," undergoing a modest decline in the early portion of the fund's lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio companies, with the trend typically reversing in the later portion of the fund's lifecycle as portfolio companies are sold and gains from investments are realized and distributed. There can be no assurance that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each private equity Investment Fund's portfolio companies. Primary investments in Investment Funds typically range in duration from ten to twelve years, while underlying investments in portfolio companies generally have a three to six year range of duration.

Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). As such investments are made later in an Investment Fund's lifecycle than standard primaries, they may result in earlier receipt of distributions. Seasoned primaries may be utilized to gain exposure to Investment Funds and strategies that would otherwise be unavailable for primary investment and may allow the Master Fund to deploy capital more rapidly.

Typically, private equity fund sponsors will not launch new funds more frequently than every two to four years. Market leaders, such as KKR, generally offer multiple primary funds each year, but may not offer funds within a given geography or that pursue a certain strategy in any particular year, and many funds managed by top-tier private equity firms accordingly will be unavailable for primary investments at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with fund sponsors is critically important for primary investors.

Over the long term, the Advisers expect to allocate more than 50% of the Master Fund's assets to primary investments.

Secondary Investments. Secondary investments, or "secondaries," refer to investments in existing private equity funds through the acquisition of an existing interest in a private

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equity fund by one investor from another in a negotiated transaction. In so doing, the buyer will agree to take on future funding obligations in exchange for future returns and distributions. A secondary investment will often take place at a discount to an Investment Fund's net asset value. Because secondaries are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with primary investments and may reduce the impact of the J-curve associated with private equity investing. However, there can be no assurance that any or all secondary investments made by the Master Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance of each private equity Investment Fund's portfolio companies.

The market for secondary investments may be very limited and the strategies and Investment Funds to which the Master Fund wishes to allocate capital may not be available for secondary investment at any given time. Secondary investments may be heavily negotiated and may incur additional transactions costs for the Master Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Master Fund may pay more for a secondary investment than it would have if it were also privy to such information.

Co-Investment Opportunities. Co-Investment Opportunities involve the Fund directly acquiring an interest in an operating company alongside an investment by a private equity fund, and are generally structured such that the lead and co-investors collectively hold a controlling interest of the operating company.

The market for Co-Investment Opportunities may be very limited and the Co-Investment Opportunities to which the Master Fund wishes to allocate capital may not be available at any given time. Co-Investment Opportunities may be heavily negotiated and may incur additional transactions costs for the Master Fund. Co-Investment Opportunities are more concentrated than investments in Investment Funds, which hold multiple portfolio companies. There is a risk that Investment Managers may choose not to make the most attractive Co-Investment Opportunities available to the Master Fund and may instead reserve such investments for higher fee funds or their own accounts.

The Master Fund's asset allocation, when "fully deployed," is expected to be as noted below. The Advisers anticipate, however, that the Master Fund will not be fully deployed until the Master Fund has been in operation for 12 to 24 months.

Asset Allocation

INVESTMENT TYPE*	RANGE
Primary Investments (including seasoned primary investments)	40-80%
Secondary Investments	10-50%
Co-Investment Opportunities	0-60%
Other	0-20%
Investment Fund Strategy
Buyout	40-80%
Special Situations	0-20%
Other (Infrastructure, Real Estate, Energy and Direct Lending/Mezzanine)	0-40%

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GEOGRAPHIC REGION	RANGE
North America	30-75%
Europe	10-40%
Asia	5-35%
Other	0-15%

*  There can be no assurance that all investment types will be available, will be consistent with the Master Fund's investment objectives, will satisfy the Advisers' due diligence considerations or will be selected for the Master Fund.

Investment fund allocations are made in the form of capital commitments which are called down by an Investment Fund over time. Thus, in general, the Master Fund's private equity allocation will consist of both funded and unfunded commitments. Only the funded private equity commitments are reflected in the Master Fund's net asset value. Over time, the allocation ranges and commitment strategy may be adjusted based on the Advisers' analysis of the private equity market, the Master Fund's existing portfolio at the relevant time, and other pertinent factors.

Investment Strategies

The principal elements of the Advisers' investment strategy include: (i) allocating the assets of the Master Fund across KKR private equity Investment Funds and other KKR offerings; (ii) seeking to secure access to attractive Co-Investment Opportunities that the Advisers believe offer attractive value; (iii) seeking to manage the Master Fund's investment level and liquidity using the Advisers' commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund's portfolio.

Asset Allocation. The Advisers employ an asset allocation strategy that seeks to exploit the diversification of the Master Fund's investments across investment types, geographic markets and lifecycles through primary, seasoned primary, secondary and Co-Investment Opportunities. A portion of the Master Fund's assets may be invested in Investment Funds which are not advised by or affiliated with KKR; however, this allocation is not anticipated to be material to the Master Fund's overall strategy.

Access. The Fund and Master Fund will provide Shareholders with access to Investment Funds, and direct Co-Investment Opportunities that are generally unavailable to the investing public due to resource requirements and high investment minimums. KKR has agreed with the Master Fund to provide information to the Master Fund of the type and scope (and with the same frequency) it customarily provides to KKR's large institutional investors, as well as provide certain marketing and relationship management support services to the Advisers.

Commitment Strategy. The Advisers plan to manage the Master Fund's commitment strategy, including through the use of seasoned primary, secondary and Co-Investment Opportunities and through over-commitments (as described below), to minimize "cash drag" on Master Fund returns as compared to its underlying Investment Fund portfolio. "Cash drag" refers to the opportunity cost of a fund holding a portion of its investment portfolio in cash to either provide liquidity to shareholders or take advantage of future investment opportunities. The Advisers intend to manage the Master Fund's commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Primary commitments to private equity funds generally are not immediately deployed. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified, which may take a period of several years. During this time, investments made early in a private equity fund's lifecycle

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are often realized (generating distributions), and this may occur even prior to a fund's committed capital being fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve. The Advisers will seek to address this challenge by, among other strategies, over-committing to Investment Funds and, in its early years, investing more materially in secondaries and co-investments (transactions in which capital is largely deployed at the time of investment) in order to provide an appropriate investment level. The Master Fund will retain cash, cash equivalents or have available credit via a credit facility (as discussed below) in sufficient amounts to satisfy capital calls from Investment Funds.

The commitment strategy will aim to keep the Master Fund substantially invested and to minimize cash drag where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Advisers will utilize a proprietary model that incorporates historical data, actual portfolio observations, insights from KKR and forecasts by the Advisers.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Advisers seek to maintain close contact with KKR, Investment Managers and the operating companies with whom the Master Fund invests, and to monitor the performance of operating companies and Investment Funds and developments at the individual portfolio companies that are material positions in the Investment Funds held by the Master Fund. By tracking commitments, capital calls, distributions, valuations and other pertinent details, the Advisers will seek to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

•  Diversifying commitments across Investment Funds at different parts of fund lifecycles through the use of seasoned primary and secondary investments;

•  Actively managing cash and liquid assets;

•  Model and actively monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

•  Seeking to establish credit lines to provide liquidity to satisfy tender requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Master Fund's liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Advisers may from time to time determine to sell certain of the Master Fund's assets.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. In implementing the Master Fund's liquidity management program, so as to minimize "cash drag" while providing the necessary liquidity to support the Master Fund's private equity investment strategies and potential tender of Master Fund shares, the Master Fund may invest a portion of the Master Fund's assets in securities and vehicles that are intended to provide an investment return while offering better liquidity than private equity investments (the "Liquidity Portfolio"). The Liquidity Portfolio may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities. The Master Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage

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Requirement"). This means that the value of the Master Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Advisers and their investment personnel use a range of resources to identify and source the availability of promising Investment Funds. The Advisers utilize a research-intensive investment process supplemented by the extensive use of analytical techniques to identify those Investment Managers that are exceptional and whose investment strategies, firm resources and philosophies are best positioned to outperform the market on a risk-adjusted basis.

The Advisers' analysis methods include fundamental financial analysis and extensive due diligence examination and evaluation of each investment opportunity in terms of risk-reward analysis in the context of the Master Fund's objectives and constraints. The Advisers' due diligence process is led by at least one StepStone partner, who is supported by the sector team that covers an Investment Manager. StepStone's Investment Committee will also be highly involved throughout the manager evaluation and selection process and will conduct a detailed review of each Investment Manager that has passed into the due diligence stage.

Once a deal lead has been identified as a potential transaction, the deal team summarizes the opportunity in a report. Each report is reviewed and the team prioritizes the opportunity accordingly. Through this process, the Advisers can identify the most attractive opportunities and focus their resources on the most promising leads. For each priority deal, the assigned investment team gathers and reviews available information on the underlying assets. To facilitate this process, StepStone utilizes its proprietary database that tracks information on over 18,000 companies, 16,000 Investment Funds and 6,000 Investment Managers. The database is critical during the preliminary due diligence phase, as some sellers are unwilling to share portfolio information early in the sale process. During this stage, StepStone also leverages information from the independent valuation assessments produced by StepStone's monitoring and reporting team.

After preliminary due diligence is completed, sector teams work closely with the Investment Committee to validate that the opportunity fits the Master Fund's strategy and meets its investment objectives.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Advisers will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

By investing a substantial portion of its assets in KKR Investment Funds, the Master Fund seeks to benefit from the investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Master Fund allocated its assets among different funds managed by various unaffiliated investment advisers.

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In allocating the Master Fund's capital, the Advisers will attempt to benefit from the strong performance track record of various KKR Investment Funds, combined with access to new and existing Investment Funds. Generally, the Advisers will seek to invest no more than 25% of the Master Fund's capital, measured at the time of investment, in any one Investment Fund. In addition, the Master Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests, measured at the time of investment.

The Advisers may invest the Master Fund's assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund's portfolio holdings at any time.

Each of the Master Fund and the Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. However, both the Master Fund and the Fund will elect, and intend to qualify, to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC under the Code, each of the Master Fund and the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of total assets of each of the Master Fund and the Fund is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Master Fund and the Fund and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the total assets of each of the Master Fund and the Fund is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that each of the Master Fund and the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code). With respect to these limitations and restrictions imposed by the Code, the Master Fund, in appropriate circumstances, will be required to "look through" to the income, assets and investments of certain Investment Funds.

The Investment Funds are not subject to the Fund's or the Master Fund's investment restrictions and are generally subject to few investment limitations. To the extent permitted by the 1940 Act, the Master Fund may borrow for investment purposes. The Master Fund has no obligation, and does not intend, to enter into any hedging transactions.

As set forth above, the Fund will attempt to achieve its investment objective by investing all or substantially all of its assets in the Master Fund.

RISK FACTORS  An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder's investment. Other risks include:

•  The Master Fund expects to invest a substantial portion of its assets in Investment Funds managed by Investment Managers affiliated with KKR, and therefore may be less diversified, and more subject to concentration risk and/or Investment

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Manager-specific risk, than other funds of private equity funds. If the Master Fund determines that its focused investment strategy on KKR Investment Funds and Co-Investment Opportunities is no longer appropriate or desirable, the Master Fund would allocate its assets to other non-KKR investment opportunities which may expose the Master Fund to other risks or make it more difficult for the Master Fund to achieve its investment objective.

•  The Master Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to such selected strategies, the instruments used by such Investment Managers and the Advisers' ability to select Investment Managers and strategies and effectively allocate Fund assets among them. The Master Fund is organized to provide Shareholders with a multi-strategy investment program and not as an indirect way to gain access to any particular KKR or other Investment Fund.

•  The Master Fund's investment portfolio will consist of Investment Funds which hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•  The securities in which an Investment Manager may invest may be among the most junior in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

•  Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Master Fund's volatility. Leverage is a speculative technique that exposes the Master Fund to greater risk and higher costs than if it were not implemented. The Master Fund will have to pay interest and dividends on its borrowings, which may reduce the Master Fund's current income.

•  An Investment Manager's investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•  Fund Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Master Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

•  The Master Fund is a non-diversified fund which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. As a result, the Master Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•  Fund Shareholders will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

•  The Fund is subject to the risk that KKR may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code.

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•  The Fund intends to qualify as a RIC under the Code, but may be subject to substantial tax liabilities if it fails to so qualify.

•  The Fund is subject to, and indirectly invests (via the Master Fund) in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds.

•  The SEC has been inspecting and continues to inspect advisers and general partners of private equity funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private equity funds to the detriment of their limited partners and/or may have breached their fiduciary duties to their limited partners, whether private equity funds or their portfolio companies are paying the costs of consultants or "operating partners" as opposed to the adviser or general partner, whether the adviser or general partner is charging portfolio companies "monitoring fees" without adequate disclosure to fund investors, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, the voluminous and complex limited partnership agreements of private equity funds, a lack of transparency during the life of a private equity fund, and "zombie" advisers — advisers that are unable to raise additional funds and continue to manage legacy funds long past their expected life. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

•  Proposed tax legislation in Congress, if adopted into law, could alter the favorable tax treatment of the carried interest earned by advisers and general partners of private equity funds, which could adversely affect the business of these advisers and general partners.

•  The Master Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Master Fund to the risks of that strategy.

•  The Master Fund's investments in Investment Funds (which will constitute a vast majority of the Master Fund's investments), and many of the investments held by the Investment Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Investment Managers' valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Master Fund will provide valuations, and will issue Shares, on a monthly basis.

•  The Master Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Master Fund's indirect investment in such Investment Fund.

•  The Master Fund may receive from an Investment Fund an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

•  There is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

•  The Master Fund will allocate to multiple Investment Funds, resulting in investment-related expenses, such as additional layers of expenses, including management fees

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and performance fees, that may be higher than if the Master Fund invested in other types of securities.

•  Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Master Fund and thus indirectly the Shareholders.

•  Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Fund Shareholders, as indirect limited partners or members in such Investment Funds, may not avail themselves of 1940 Act protections.

•  The Fund will be registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

•  Investment Managers may invest the Investment Funds' assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Master Fund.

•  The Master Fund may maintain a sizeable cash position in anticipation of funding capital calls. As a result, the Master Fund generally will not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

•  The Master Fund will employ an "over-commitment" strategy, which could result in an insufficient cash supply to fund Investment Fund commitments. Such a short fall would have negative impacts on the Master Fund, including an adverse impact on the Master Fund's ability to pay for repurchases of Shares tendered by Shareholders or to meet expenses generally. Moreover, if the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Master Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the devaluation of the Master Fund).

•  Investment Managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Master Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Master Fund (and thus the Fund and the Shareholders) to various risks that may not be applicable to U.S. securities.

•  An Investment Manager may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Master Fund and the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•  An Investment Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Master Fund and the Fund, to

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greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•  An Investment Fund's assets may be invested in a limited number of securities or portfolio companies which may subject the Investment Fund, and thus the Master Fund and the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

•  Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Master Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized "market" price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

•  While the Advisers will conduct independent due diligence before entering into a Co-Investment Opportunity, the Master Fund's ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a Co-Investment Opportunity assumes control of the management of the private company, the Master Fund will be reliant not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also on the lead investor's ability to successfully oversee the operation of the company's business. The Master Fund's ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Master Fund from selling such investment.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See "Types of Investments and Related Risks."

LEVERAGE  The Master Fund may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund's receipt of redemption proceeds from another Investment Fund).

The 1940 Act requires a registered investment company to satisfy the Asset Coverage Requirement. The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Master Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great, especially during times of a "credit crunch" and/or general market turmoil, such as that experienced recently (particularly during late 2008). In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master Fund. See "Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Master Fund."

DISTRIBUTIONS  Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each

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year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP (as defined herein) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

POTENTIAL BENEFITS OF INVESTING IN THE FUND  By investing in the Fund, investors will have access to Investment Funds sponsored and advised by KKR. KKR is one of the world's largest and most diversified multi-product global investment firms. Since its founding in 1976, KKR has compiled a distinguished record of performance in the private equity industry. Past performance is not indicative of future results. Through the Fund, "accredited investors" will have access to Investment Funds which typically are not available to the investing public, or which may otherwise restrict the number and type of persons whose money will be managed. Investing in the Master Fund and the Fund also permits Shareholders to invest in Investment Funds without being subject to the high minimum investment requirements typically imposed by such Investment Funds. Investment minimums for Investment Funds typically range between $5 million and $20 million.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in traditional private equity funds-of-funds. These include providing simpler tax reports to Shareholders and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payment of U.S. federal income tax.

As described above, the Master Fund and the Fund have been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

THE OFFERING  The Fund is offering its Shares on a continuous basis. Shares will be offered at an initial price of $12 per Share, plus any applicable sales load. The initial closing date for subscriptions for Shares is currently anticipated to be on or about June 1, 2015 (the "Initial Closing Date"). Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month based upon the Fund's then current net asset value. Each date on which Shares are delivered is referred to as a "Closing Date." While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the "Investor Application") certifying that the Shares being purchased are being acquired by an Eligible Investor (defined herein). Prior to the receipt and acceptance of the Investor Application, an investor's funds will be held in escrow.

The Fund will not hold an Initial Closing until at least $25 million (the "Initial Target") in subscriptions, in the aggregate, have been received by the Fund and the Master Fund (which subscriptions will be held in a non-interest-bearing escrow account by the Fund's escrow agent).

BOARD OF TRUSTEES  The Fund has a Board of Trustees (each member a "Trustee" and, collectively, the "Board of Trustees") that has overall responsibility for monitoring and overseeing the Fund's

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investment program and its management and operations. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Advisers. The same Trustees also serve as the Master Fund's Board of Trustees (the "Master Fund Board"). See "Management of the Fund and the Master Fund."

THE ADVISER AND SUB-ADVISER  Altegris Advisors, L.L.C. serves as the Master Fund's investment adviser and StepStone Group LP serves as the Master Fund's sub-adviser.

The Adviser, established in 2010, is among the Altegris Group of Companies ("Altegris Companies"), founded in 2002 and based in La Jolla, California. The Altegris Companies have substantial experience in the structuring and management of alternative investment portfolios and offer a broad suite of alternative investment solutions, including alternative strategy mutual funds, hedge funds and commodity funds, that are designed for investment professionals and individual clients seeking to improve portfolio diversification. With an experienced research and investments team focused solely on alternative investments, the Altegris Companies follow a disciplined process of identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies, including long/short equity, fixed income and real estate, event-driven, credit, managed futures, global macro, and others. As of December 31, 2014, the Adviser managed over $1.16 billion in assets of alternative strategy mutual funds. The Altegris Companies overall, as of December 31, 2014, had roughly $2.9 billion in client account value, including between $150 million and $200 million in notional funding. The Altegris Companies are wholly-owned subsidiaries of a company jointly owned by (i) private equity funds sponsored and managed by Aquiline Capital Partners LLC, (ii) private equity funds sponsored and managed by Genstar Capital Management LLC, and (iii) certain senior management of the Adviser and other affiliates within the Altegris Companies.

The Master Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Master Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees. The Master Fund Board, or the Master Fund's Shareholders, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

StepStone is an independently-owned investment firm focused exclusively on private markets. The firm was formed in 2007 by an experienced team of professionals with established reputations as leading investors in the private markets industry. StepStone is a global private markets specialist overseeing approximately $60 billion of private capital allocations, including approximately $12 billion of assets under management as of December 31, 2014. The firm creates customized portfolios for the world's most sophisticated investors using a highly disciplined, research-focused approach that prudently integrates primary fund investments, secondaries, co-investments, and mezzanine investments.

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the Sub-Adviser that is effective for an initial term expiring two years after the Master Fund commences investment operations. Thereafter, the Sub-Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees. The Master Fund Board, the Adviser or the Master Fund's Shareholders, may terminate the Sub-Advisory Agreement on 60 days' prior written notice to the Sub-Adviser.

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MANAGEMENT FEE  The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund's management fee. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Master Fund's month-end net asset value (the "Management Fee"). The Management Fee is an expense paid out of the Master Fund's net assets and is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Master Fund. See "Management Fee." The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Master Fund's investments in Investment Funds and Co-Investment Opportunities.

FEES AND EXPENSES  The Fund will bear all expenses incurred in the business of the Fund, and indirectly its pro rata portion of all expenses incurred by the Master Fund, including indirectly any charges, allocations and fees to which the Master Fund is subject as an investor in the Investment Funds. The Master Fund is expected to incur aggregate organizational and offering expenses of approximately $600,000 in connection with this offering. The Fund is expected to incur aggregate organizational and offering expenses of approximately $500,000 in connection with this offering. It is expected that, for purposes of calculating net asset value, the Fund's offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. The Master Fund (and thus indirectly the Fund), by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds. There will be no direct or indirect payments from KKR to Altegris or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund or the Master Fund. See "Summary of Fees and Expenses" and "Fund and Master Fund Expenses."

DISTRIBUTION OF SHARES  Under the terms of a distribution agreement (the "Distribution Agreement") with Altegris Investments, L.L.C. (the "Distributor"), the Distributor will directly distribute Shares to investors, and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay a monthly fee out of the net assets of Shares at the annual rate of 0.60% of the aggregate net asset value of the Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the "Distribution and Servicing Fee").

The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Shares, up to a maximum of 3.5% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

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The Distributor may directly distribute Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

EXPENSE LIMITATION AGREEMENT  The Adviser has contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Master Fund for an initial two-year term beginning with the commencement of operations (the "Initial Closing Date") and ending on the two year anniversary thereof (the "Limitation Period") to limit the amount of "Master Fund Specified Expenses" (as described below) borne by the Master Fund during the Limitation Period to an amount not to exceed 0.55% per annum of the Master Fund's net assets (the "Master Fund Expense Cap"). "Master Fund Specified Expenses" is defined to include all expenses incurred in the business of the Master Fund, provided that the following expenses are excluded from the definition of Master Fund Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Master Fund's credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Master Fund; (iv) taxes; and (v) extraordinary expenses.

The Adviser has also contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for an initial two-year term beginning on the Initial Closing Date and covering the Limitation Period to limit the amount of "Fund Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.25% per annum of the Fund's net assets (the "Fund Expense Cap"). "Fund Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Distribution and Servicing Fees; (ii) taxes; and (iii) extraordinary expenses. The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that the Master Fund Specified Expenses or Fund Specified Expenses for any month exceed the Master Fund Expense Cap or Fund Expense Cap, respectively, the Adviser will reimburse the Master Fund or the Fund, as applicable, for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Master Fund Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Master Fund Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Master Fund Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of the Master Fund Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the applicable Master Fund Expense Cap or Fund Expense Cap.

CONFLICTS OF INTEREST  The Advisers, the Investment Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund and the Master Fund. Additionally, certain Investment Managers may face conflicts of interests stemming

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from their affiliation with KKR. KKR will provide certain services to the Advisers. Such services may include making appropriate personnel available for presentations, providing information for the Master Fund to prepare its tax reporting, providing administrative support in connection with commitments to or sales of KKR Investment Funds and such other functions as agreed to from time to time. See "Conflicts of Interest."

PURCHASE OF SHARES  The minimum initial investment in the Fund by an investor is $25,000. Additional investments in the Fund must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates.

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See "Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects."

ELIGIBLE INVESTORS  Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Shareholders who are "accredited investors" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders seeking to purchase additional Shares will be required to qualify as "Eligible Investors" at the time of the additional purchase. The Distributor and/or any Selling Agent may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

Each prospective Shareholder must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Shareholder is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter or less stringent eligibility requirements. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

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INVESTOR SUITABILITY  An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will not begin to conduct tender offers until two years after commencement of operations. See "Other Risks — Closed-End Fund; Liquidity Risks."

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly. See "Repurchases and Transfers of Shares — Repurchases of Shares."

VALUATION  The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Investment Managers. The Fund has adopted valuation procedures pursuant to which the Master Fund will fair value its interests in Investment Funds and Co-Investment Opportunities. These valuation procedures, which have been approved by the Board of Trustees of the Master Fund, provide that the valuations determined by the Investment Managers will be reviewed by the Advisers. However, neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Investment Managers' valuations (which are unaudited, except at year-end). Accordingly, the Master Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Advisers with only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund's annual audit. While such information is provided on a quarterly basis, the Master Fund will provide valuations, and will issue Shares, on a monthly basis.

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS  Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund and the Master Fund are closed-end funds. In addition, the Fund's Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through limited repurchase offers or transfer of shares described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See "Other Risks — Closed-End Fund; Liquidity Risks."

REPURCHASES OF SHARES BY THE FUND  No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least two full calendar years following commencement of Fund operations once the escrow agent releases funds upon reaching the Initial Target. Beginning in the third year, the Adviser will recommend

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to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis (commencing at close of the next fiscal quarter following the second anniversary of the Fund's launch of operations), in an amount not to exceed 5% of the Fund's net asset value and each such repurchase offer will be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to 5% of the net assets of the Master Fund.

Upon commencement of the Share repurchase program in the third year of Fund operations, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an "Early Repurchase Fee" equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum amount of Shares which must be repurchased in any repurchase offer. Neither the Master Fund nor the Fund has any obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date.

The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The Fund's Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 5% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the

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Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust.

The Fund has agreed to provide Shareholders with a minimum repurchase threshold (the "Repurchase Threshold") which shall be tested on a quarterly basis (commencing at close of the fiscal quarter ending on or about the third anniversary of the Fund's launch of operations) and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1)  the Fund offers one quarterly repurchase of its Shares in which all Shares that were tendered by Shareholders are repurchased by the Fund; or

(2)  an amount of shares equal to at least 12% of the Fund's average number of outstanding Shares not subject to a redemption penalty over the period have been repurchased by the Fund.

The Repurchase Threshold does not guarantee that the Fund will offer to repurchase shares in any given quarter. When the Fund does make an offer to repurchase Shares, a Shareholder may not be able to liquidate all of their Shares either in response to that repurchase offer, or over the course of several repurchase offers. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

If neither condition of the Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Fund's outstanding Shares having been tendered in response to that repurchase offer, the Fund's Board of Trustees will call a special meeting of Shareholders at which Shareholders will be asked to vote on whether to liquidate the Fund. See "Voting" and "Additional Information about the Fund." If Shareholders do not vote to liquidate the Fund, testing of the Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If Shareholders do vote to liquidate the Fund, the Adviser will seek to liquidate the Fund's assets over a three year period, after which the Adviser will waive all Management Fees otherwise payable by the Fund.

The Master Fund's investments in Investments Funds are generally subject to lengthy lock-up periods during which the Master Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Master Fund may require and be unable to obtain the Investment Fund's consent to effect such transactions. The Master Fund (and therefore the Fund) may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner. See "Repurchases and Transfers of Shares — No Right of Redemption" and "— Repurchases of Shares."

SUMMARY OF TAXATION  The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. Tax-exempt investors

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generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make the investment.

Certain of the Investment Funds in which the Master Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Master Fund will, in appropriate circumstances, be required to "look through" to the character of the income, assets and investments held by the Master Fund and certain of the Investment Funds. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor the sources of the Master Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Master Fund can invest. Furthermore, although the Master Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. KKR has agreed to use reasonable efforts to provide such information to the Master Fund.

If either the Fund or the Master Fund fails to qualify as a RIC or fails to distribute at least 90% of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund and Master Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. In addition, the Fund and Master Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt Shareholder's acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Tax Aspects."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES  Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund. See "ERISA Considerations."

REPORTS TO SHAREHOLDERS  The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

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TERM  The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

MASTER/FEEDER STRUCTURE  The Master Fund has submitted to the SEC an application for an exemptive order to permit the Master Fund to offer multiple classes of shares. If the Master Fund's exemptive application is granted — there is no assurance that the SEC will do so — the Master Fund presently intends to offer multiple classes of shares, one of which would have the same sales load and shareholder servicing fee structure as the shares offered by the Fund (the "Comparable Class of Shares"). Upon the Master Fund's offering of the Comparable Class of Shares, it is the Adviser's intention, subject to Master Fund and Fund Board approval, to distribute the Comparable Class of Shares to the Fund which would distribute the Comparable Class of Shares to the Fund's Shareholders in exchange for the Fund's outstanding Shares (based on the then net asset value per Share). Following such exchange, the Fund would liquidate and dissolve and Fund Shareholders would become direct shareholders of the Master Fund. There would be no change in the rights and privileges of the Fund's Shareholders and it is currently expected that the total annual expense ratio of the Comparable Class of Shares would be lower than the total annual expense ratio of the Fund's Shares due to the cost savings of operating only one fund, not two.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount) (1)	3.50%
Maximum repurchase fee (2)	2.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund's net assets)
Management Fee (3)	1.20%
Acquired Fund Fees and Expenses (4)	1.11%
Interest Payments on Borrowed Funds (5)	0.19%
Other Expenses (6)	1.33%
Distribution and Servicing Fee	0.60%
Total Annual Fund Expenses	4.43%
Less Fee Waiver and Expense Reimbursement (7)	(0.53)%
Annual Net Expenses	3.90%

Example: You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$73	$154	$243	$467

The example should not be considered a representation of future expenses and actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

(1)  Investors purchasing Shares may be charged a sales load of up to 3.5% of the investment amount. The table assumes the maximum sales load is charged. The Distributor and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See "Plan of Distribution."

(2)  A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor's Shares at any time prior to the day immediately preceding the one-year anniversary of an Investor's purchase of the Shares (on a "first in-first out" basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See "Repurchases and Transfers of Shares."

(3)  This fee is paid to the Adviser at the Master Fund level.

(4)  Includes the fees and expenses of the Investment Funds in which the Master Fund intends to invest based upon estimated net assets of the Fund of $300 million during the Fund's first 12 months of operations. Some or all of the Investment Funds in which the Master Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds' performance. The Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 1.75%, and approximately 20% of net profits as a carried interest allocation, subject to a clawback. The "Acquired Fund Fees and Expenses" disclosed above are based on historic returns of the Investment Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The 1.11% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The "Acquired Fund Fees and Expenses" disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such

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gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(5)  These expenses represent estimated interest payments the Master Fund expects to incur in connection with its credit facility during the current fiscal year. See "Investment Program — Leverage."

(6)  Other Expenses are estimated for the Fund's current fiscal year and include expenses incurred by the Fund and the Master Fund.

(7)  The Adviser has contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Master Fund for an initial two-year term beginning with the commencement of operations (the "Initial Closing Date") and ending on the two year anniversary thereof (the "Limitation Period") to limit the amount of "Master Fund Specified Expenses" (as described below) borne by the Master Fund during the Limitation Period to an amount not to exceed 0.55% per annum of the Master Fund's net assets (the "Master Fund Expense Cap"). "Master Fund Specified Expenses" is defined to include all expenses incurred in the business of the Master Fund, provided that the following expenses are excluded from the definition of Master Fund Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Master Fund's credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Master Fund; (iv) taxes; and (v) extraordinary expenses. The Adviser has also contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for an initial two-year term beginning on the Initial Closing Date and covering the Limitation Period to limit the amount of "Fund Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.25% per annum of the Fund's net assets (the "Fund Expense Cap"). "Fund Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Distribution and Servicing Fees; (ii) taxes; and (iii) extraordinary expenses. The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that the Master Fund Specified Expenses or Fund Specified Expenses for any month exceed the Master Fund Expense Cap or Fund Expense Cap, respectively, the Adviser will reimburse the Master Fund or the Fund, as applicable, for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Master Fund Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Master Fund Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Master Fund Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of the Master Fund Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the applicable Master Fund Expense Cap or Fund Expense Cap.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Fund and Master Fund Expenses," "Management Fee" and "Purchases of Shares."

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on May 5, 2014. The Fund expects to commence operations on June 1, 2015. The Fund's principal office is located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037, and its telephone number is (888) 524-9441. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. Responsibility for monitoring and overseeing the Master Fund's investment program and its management and operation is vested in the individuals who serve on the Master Fund's Board of Trustees. The same individuals serve on the Fund's Board of Trustees and the Master Fund's Board of Trustees. See "Management of the Fund and the Master Fund."

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads paid by investors and net of the Fund's fees and expenses, are invested by the Fund as of the first business day of the month following the Fund's receipt of such proceeds in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund.

Under normal market circumstances, the Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will allocate such proceeds as soon as practicable (but not in excess of six months) after each subscription date, in accordance with the Fund's and the Master Fund's investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See "Other Risks — Availability of

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Investment Opportunities" for a discussion of the timing of Investment Funds' subscription activities, market conditions and other considerations relevant to the timing of the Master Fund's investments generally.

The Master Fund will pay the Adviser the full amount of the Management Fee, to which the Fund and its Shareholders are indirectly subject, during any period prior to which any of the Master Fund's assets (including any proceeds received by the Master Fund from the offering of the Fund's Shares) are invested in Investment Funds.

STRUCTURE

The Fund seeks capital appreciation by investing substantially all of its assets in the Master Fund, a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund's investment results will correspond directly to the investment results of the Master Fund. The investment objective of each of the Fund and the Master Fund is fundamental and may only be changed by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or Master Fund, as applicable.

The Master Fund has submitted to the SEC an application for an exemptive order to permit the Master Fund to offer multiple classes of shares. If the Master Fund's exemptive application is granted — there is no assurance that the SEC will do so — the Master Fund presently intends to offer multiple classes of shares, one of which would have the same sales load and shareholder servicing fee structure as the shares offered by the Fund (the "Comparable Class of Shares"). Upon the Master Fund's offering of the Comparable Class of Shares, it is the Adviser's intention, subject to Master Fund and Fund Board approval, to distribute the Comparable Class of Shares to the Fund which would distribute the Comparable Class of Shares to the Fund's Shareholders in exchange for the Fund's outstanding Shares (based on the then net asset value per Share). Following such exchange, the Fund would liquidate and dissolve and Fund Shareholders would become direct shareholders of the Master Fund. There would be no change in the rights and privileges of the Fund's Shareholders and it is currently expected that the total annual expense ratio of the Comparable Class of Shares would be lower than the total annual expense ratio of the Fund's Shares due to the cost savings of operating only one fund, not two.

Private investment funds, such as private equity funds, are commingled asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. Investment Funds typically offer their securities in large minimum denominations (often at least $5 million to $20 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of "investment company," and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under the Code, Subchapter M of the Code. These registered companies often impose relatively modest minimum investment requirements and publicly offer their shares to a broader range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of private investment funds' securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

INVESTMENT PROGRAM

Investment Objective

The Master Fund seeks long-term capital appreciation. The Master Fund intends to allocate at least 80% of its assets to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. L.P. or an affiliate (collectively, "KKR"), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies ("Investment Funds") and co-investment opportunities in operating companies ("Co-Investment Opportunities") presented by such KKR Investment Funds or by KKR.

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However, the Master Fund may at any time determine to allocate its assets to investments not sponsored, issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

The Advisers believe that the Master Fund's investment program will offer exposure to private equity investments for accredited investors who have not previously had access to Investment Funds managed by top-tier private equity firms such as KKR. The Advisers will allocate to KKR Investment Funds that focus on buy-out and special situations strategies across multiple geographic regions, including North America, Asia and Europe. The investment program's use of primaries, seasoned primaries, secondaries and Co-Investment Opportunities (as described in detail below) are intended to allow the Master Fund to achieve broader investment exposure and more efficient capital deployment than would be provided by investing in primaries alone. The Master Fund's structure is intended to alleviate or mitigate a number of the burdens typically associated with direct private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

KKR is a leading global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation at the asset level. KKR invests its own proprietary capital alongside the capital of its fund investors and brings opportunities to others through its capital markets business.

KKR had approximately 1,200 employees as of December 31, 2014, in addition to over 50 KKR Capstone executives. There are approximately 335 investment professionals. KKR conducts its business through its offices in 21 cities, in 15 countries, and on five continents. Its geographic breadth provides KKR with a pre-eminent global platform for sourcing transactions, raising capital, and carrying out capital markets activities. KKR's business offers a broad range of investment management services and provides capital markets services to the firm, its portfolio companies and third parties. Throughout its history, KKR has consistently been a leader in the private equity industry, having completed more than 250 private equity investments in portfolio companies with a total transaction value in excess of $505 billion. KKR is not a sponsor, promoter, adviser or affiliate of the Fund or the Master Fund. There is no agreement or understanding between KKR and Altegris or StepStone regarding the management of the investment program of the Fund or the Master Fund. Past performance of Investment Funds sponsored by KKR is not indicative of future results of those Investment Funds.

KKR Family of Funds

Information presented herein with respect to KKR has been derived from public filings made by KKR with the SEC as of December 31, 2014. For additional KKR Fund Information, see Appendix A.

Investment Philosophy

The Advisers believe that the Master Fund's strategy creates an opportunity for accredited investors to practicably gain exposure to an otherwise difficult-to-access asset class that may earn attractive risk-adjusted returns. Specifically, by investing in the Fund, Shareholders gain access to Investment Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Shareholders to invest in Investment Funds without being subject to the high minimum investment requirements typically charged by such Investment Funds. Investing through various Investment Managers that employ different strategies — even though many of the Investment Managers are under common control — may reduce the volatility inherent in a co-investment by the Master Fund with a single Investment Manager.

By investing in KKR Investment Funds and in other KKR sponsored alternative investments, the Master Fund seeks to benefit from the (i) strong performance track record of various KKR funds, combined with access to new and existing Investment Funds, and (ii) investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting and valuation practices and compliance programs that may be associated with a successful global financial services firm with significant resources, in contrast to a strategy of allocating assets among different funds managed by various unaffiliated investment advisers which could have highly variable levels of experience, resources and expertise. The Advisers believe that, by focusing on a single, well-established manager, the Master Fund will benefit from the Advisers' ability to

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concentrate the Master Fund's investment process on the investment opportunities and strengths offered, and the risks presented, by each potential Investment Fund.

Investment Strategies

The principal elements of the Advisers' investment strategy include: (i) allocating the assets of the Master Fund across KKR private equity Investment Funds and other KKR offerings; (ii) seeking to secure access to attractive Co-Investment Opportunities that the Advisers believe offer attractive value; (iii) seeking to manage the Master Fund's investment level and liquidity using the Advisers' commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund's portfolio.

Asset Allocation. The Advisers employ an asset allocation strategy that seeks to exploit the diversification of the Master Fund's investments across investment types, geographic markets and lifecycles through primary, seasoned primary, secondary and Co-Investment Opportunities. A portion of the Master Fund's assets may be invested in Investment Funds which are not advised by or affiliated with KKR; however, this allocation is not anticipated to be material to the Master Fund's overall strategy.

Access. The Fund and Master Fund will provide Shareholders with access to Investment Funds, and direct Co-Investment Opportunities that are generally unavailable to the investing public due to resource requirements and high investment minimums. KKR has agreed with the Master Fund to provide information to the Master Fund of the type and scope (and with the same frequency) it customarily provides to KKR's large institutional investors, as well as provide certain marketing and relationship management support services to the Advisers.

Commitment Strategy. The Advisers plan to manage the Master Fund's commitment strategy, including through the use of seasoned primary, secondary and Co-Investment Opportunities and through over-commitments (as described below), to minimize "cash drag" on Master Fund returns as compared to its underlying Investment Fund portfolio. "Cash drag" refers to the opportunity cost of a fund holding a portion of its investment portfolio in cash to either provide liquidity to or take advantage of future investment opportunities. The Advisers intend to manage the Master Fund's commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Primary commitments to private equity funds generally are not immediately deployed. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified, which may take a period of several years. During this time, investments made early in a private equity fund's lifecycle are often realized (generating distributions), and this may occur even prior to a fund's committed capital being fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve. The Advisers will seek to address this challenge by, among other strategies, over-committing to Investment Funds and, in its early years, investing more materially in secondaries and co-investments (transactions in which capital is largely deployed at the time of investment) in order to provide an appropriate investment level. The Master Fund will retain cash, cash equivalents or have available credit via a credit facility (as discussed below) in sufficient amounts to satisfy capital calls from Investment Funds.

The commitment strategy will aim to keep the Master Fund substantially invested and to minimize cash drag where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Advisers will utilize a proprietary model that incorporates historical data, actual portfolio observations, insights from KKR and forecasts by the Advisers.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Advisers seek to maintain close contact with KKR, Investment Managers with whom the Master Fund invests, and to monitor the performance of operating companies and Investment Funds and developments at the individual portfolio companies that are material positions in the Investment Funds held by the Master Fund. By tracking commitments, capital calls, distributions, valuations and other pertinent details, the Advisers will seek to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

•  Diversifying commitments across Investment Funds at different parts of fund lifecycles through the use of seasoned primary and secondary investments;

•  Actively managing cash and liquid assets;

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•  Modeling and actively monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

•  Seeking to establish credit lines to provide liquidity to satisfy tender requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Master Fund's liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Advisers may from time to time determine to sell certain of the Master Fund's assets. In implementing the Master Fund's liquidity management program, so as to minimize "cash drag" while providing the necessary liquidity to support the Master Fund's private equity investment strategies and potential tender of Master Fund shares, the Master Fund may invest a portion of the Master Fund's assets in securities and vehicles that are intended to provide an investment return while offering better liquidity than private equity investments (the "Liquidity Portfolio"). The Liquidity Portfolio may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities.

Each underlying Investment Fund is, or will be, managed by the Investment Manager under the direction of the portfolio managers or investment teams selected by the Investment Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions.

Private equity generally refers to privately negotiated investments made in non-public companies. Private equity firms typically seek to invest in quality companies at attractive valuations and use strategic and operational expertise to enhance value and improve portfolio company performance. Buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by enhancing the value of the portfolio company.

The Master Fund intends to allocate its assets primarily to buyout and special situations investments. Investment Funds that focus on established, cash flow positive companies are usually classified as buyouts. Buyout Investment Funds look to acquire a controlling equity interest in small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions (formerly referred to as "leveraged buyouts") — particularly in the large-cap segment. By contrast, Investment Funds that focus on special situations investments typically make mezzanine or other debt investments that provide a middle level of financing below the senior debt level of the capital structure and above the equity level. Such debt investments may include those rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Advisers to be of comparable credit quality). These securities are commonly called "high yield" or "junk" bonds. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, energy or utility investments and turnaround investments.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments, or "primaries," refer to investments in newly established private equity funds which have not yet begun operation. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the fund and utilized to finance its investments in portfolio companies during a predefined period. A private equity fund's net asset value will typically exhibit a "J curve," undergoing a modest decline in the early portion of the fund's lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio companies, with the trend typically reversing in the later portion of the fund's lifecycle as portfolio companies are sold and gains from investments are realized and distributed. There can be no assurance that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each private equity Investment Fund's portfolio companies. Primary investments in Investment Funds typically range in duration from ten to twelve years, while underlying investments in portfolio companies generally have a three to six year range of duration.

Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). As such investments are made later in an Investment Fund's

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lifecycle than standard primaries, they may result in earlier receipt of distributions. Seasoned primaries may be utilized to gain exposure to Investment Funds and strategies that would otherwise be unavailable for primary investment and may allow the Master Fund to deploy capital more rapidly.

Typically, private equity fund sponsors will not launch new funds more frequently than every two to four years. Market leaders, such as KKR, generally offer multiple primary funds each year, but may not offer funds within a given geography or that pursue a certain strategy in any particular year, and many funds managed by top-tier private equity firms accordingly will be unavailable for primary investments at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with fund sponsors is critically important for primary investors.

Over the long term, the Advisers expect to allocate more than 50% of the Master Fund's assets to primary investments.

Secondary Investments. Secondary investments, or "secondaries," refer to investments in existing private equity funds through the acquisition of an existing interest in a private equity fund by one investor from another in a negotiated transaction. In so doing, the buyer will agree to take on future funding obligations in exchange for future returns and distributions. A secondary investment will often take place at a discount to an Investment Fund's net asset value. Because secondaries are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with primary investments and may reduce the impact of the J-curve associated with private equity investing. However, there can be no assurance that any or all secondary investments made by the Master Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance of each private equity Investment Fund's portfolio companies.

The market for secondary investments may be very limited and the strategies and Investment Funds to which the Master Fund wishes to allocate capital may not be available for secondary investment at any given time. Secondary investments may be heavily negotiated and may incur additional transactions costs for the Master Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Master Fund may pay more for a secondary investment than it would have if it were also privy to such information.

Co-Investment Opportunities. Co-Investment Opportunities involve the Fund directly acquiring an interest in an operating company alongside an investment by a private equity fund, and are generally structured such that the lead and co-investors collectively hold a controlling interest of the operating company.

The market for Co-Investment Opportunities may be very limited and the Co-Investment Opportunities to which the Master Fund wishes to allocate capital may not be available at any given time. Co-Investment Opportunities may be heavily negotiated and may incur additional transactions costs for the Master Fund. Co-Investment Opportunities are more concentrated than investments in Investment Funds, which hold multiple portfolio companies. There is a risk that Investment Managers may choose not to make the most attractive Co-Investment Opportunities available to the Master Fund and may instead reserve such investments for higher fee funds or their own accounts.

By investing a substantial portion of its assets in KKR Investment Funds, the Master Fund seeks to benefit from the investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Master Fund allocated its assets among different funds managed by various unaffiliated investment advisers.

Portfolio Allocation

In allocating the Master Fund's capital, the Advisers will attempt to benefit from the strong performance track record of various KKR Investment Funds, combined with access to new and existing Investment Funds. Generally, the Advisers will seek to invest no more than 25% of the Master Fund's capital, measured at the time of investment, in any one Investment Fund. In addition, the Master Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests, measured at the time of investment.

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The Advisers may invest the Master Fund's assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund's portfolio holdings at any time.

The Master Fund's asset allocation, when "fully deployed," is expected to be as noted below. The Advisers anticipate, however, that the Master Fund will not be fully deployed until the Master Fund has been in operation for 12 to 24 months.

Asset Allocation

INVESTMENT TYPE*	RANGE
Primary Investments (including seasoned primary investment)	40-80%
Secondary Investments	10-50%
Co-Investment Opportunities	0-60%
Other	0-20%
Investment Fund Strategy
Buyout	40-80%
Special Situations	0-20%
Other (Infrastructure, Real Estate, Energy and Direct Lending/Mezzanine)	0-40%
GEOGRAPHIC REGION	RANGE
North America	30-75%
Europe	10-40%
Asia	5-35%
Other	0-15%

*  There can be no assurance that all investment types will be available, will be consistent with the Master Fund's investment objectives, will satisfy the Advisers' due diligence considerations or will be selected for the Master Fund.

Investment fund allocations are made in the form of capital commitments which are called down by an Investment Fund over time. Thus, in general, the Master Fund's private equity allocation will consist of both funded and unfunded commitments. Only the funded private equity commitments are reflected in the Master Fund's net asset value. Over time, the allocation ranges and commitment strategy may be adjusted based on the Advisers' analysis of the private equity market, the Master Fund's existing portfolio at the relevant time, and other pertinent factors.

Investment Selection

In the final step of the investment process, the Advisers seek to invest the Master Fund's capital allocated to each segment in the highest quality investments available. Primary opportunities are sourced through KKR and secondary investments are typically sourced through a network of relationships with intermediaries, agents and investors, including KKR, and then individually evaluated by the Advisers' and their affiliates' investment professionals using its selection process. See "Investment Program — Due Diligence." As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Advisers' private equity investments, and against each other.

Due Diligence

The Advisers and their investment personnel use a range of resources to identify and source the availability of promising Investment Funds.

The Advisers' investment approach is based on the extensive research conducted by their research professionals. The Advisers' research professionals are organized into sector-focused teams, which allow the Advisers to develop a deep perspective on the different sub-sectors in the private markets.

The Advisers' research professionals assess the relative attractiveness of different geographies and strategies for private markets investments. This allows the Advisers to identify the areas that they believe will outperform over the next three to five years, the typical investing cycle of a private markets fund. Shorter-term opportunistic allocations will also be utilized to seek

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to capitalize on near-term market trends. Examples of factors that are considered include the supply of capital available for investments (based on fundraising) compared to the likely supply of investment opportunities; projected growth rates; availability of leverage; long-term industry and geographic-specific trends; regulatory and political conditions; and demographic and technological trends. The portfolio composition that has been developed by the Advisers reflects their assessment of the relative attractiveness of sub-sectors within the context of an appropriately diversified portfolio.

The due diligence process is led by at least one StepStone partner, who is supported by the sector team that covers an Investment Manager. StepStone's Investment Committee will also be highly involved throughout the manager evaluation and selection process. The Investment Committee will conduct a detailed review of each Investment Manager that has passed into the due diligence stage. StepStone's due diligence report serves as a framework for these discussions. Once a deal lead has been identified as a potential transaction, the deal team summarizes the opportunity in a report. Each report is reviewed and the team prioritizes the opportunity accordingly. Through this process, the Advisers can identify the most attractive opportunities and focus their resources on the most promising leads.

For each priority deal, the assigned investment team gathers and reviews available information on the underlying assets. To facilitate this process, StepStone utilizes its proprietary database that tracks information on over 18,000 companies, 16,000 Investment Funds and 6,000 Investment Managers. This database is populated with information StepStone has gathered from general partner meetings, due diligence materials, quarterly reports, annual meetings, marketing materials and other sources. The database is critical during the preliminary due diligence phase, as some sellers are unwilling to share portfolio information early in the sale process. During this stage, StepStone also leverages information from the independent valuation assessments produced by StepStone's monitoring and reporting team. This exercise encompasses thousands of companies and provides valuable insights on the quality of the funds' underlying assets and the general partners' valuation practices.

After preliminary due diligence is completed, the sector team works closely with the Investment Committee to validate that the opportunity fits the Master Fund's strategy and meets its investment objectives. The Investment Committee also provides valuable feedback on the assets, the merits and the risks/opportunities of each transaction.

The Advisers finalize their diligence process by interviewing the general partner, placing third party reference calls, reviewing fund-level legal documents and performing sensitivity and scenario analyses. Once the final diligence items have been performed, The Advisers will make an investment decision.

In selecting Co-Investment Opportunities, the Advisers will review a number factors before making an investment decision which often includes: historical financial information and projected results; industry information and the company's position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies. The Advisers will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

The Advisers' analysis of potential secondary investments incorporates the analysis of private equity funds referenced above as well as the review of the managers of those private equity funds and the pricing of the secondary investment. For secondary transactions, the private equity funds are often partially or largely invested in which case the Advisers conduct a review of the underlying investments made by the private equity fund to project an expected return from the investments. The Advisers also evaluate the ability of the manager to invest any remaining capital commitment at appropriate returns.

During this diligence process, the Advisers review offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of Investment Managers. In particular, the Advisers expect to regularly communicate with KKR Investment Managers and other personnel about the Investment Funds in which the Master Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Manager are considered. The Advisers may also perform background and reference checks on Investment Fund personnel.

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There can be no assurance that the Fund's investment program will be successful, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund's portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund.

Leverage

The Master Fund may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund's receipt of redemption proceeds from another Investment Fund).

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Master Fund's borrowings will at all times be subject to the Asset Coverage Requirement."

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great, especially during times of a "credit crunch" and/or general market turmoil, such as that experienced during late 2008. In general, the use of leverage by Investment Funds or the Master Fund may increase the volatility of the Investment Funds or the Master Fund. See "Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Master Fund."

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Master Fund invests. Discussed below are the investments generally made by Investment Funds and where applicable, the Master Fund directly, and the principal risks that the Advisers, the Master Fund and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund through its investment in the Master Fund. The Master Fund does not currently intend to make other types of direct investments, except that, in response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of the Master Fund's shares. If the Master Fund invests temporarily in affiliated money market funds, the Adviser will waive a portion of the Management Fee so that Master Fund shareholders, including the Fund, will not pay duplicate fees in respect of such investment. When the Master Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Related Risks

General Economic and Market Conditions. The value of the Fund's total net assets should be expected to fluctuate. To the extent that the Master Fund's portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund's use of leverage is likely to cause the Master Fund's average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder's entire investment may be lost. The Fund's performance depends upon the Advisers' selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds' investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions,

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adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Master Fund or the Investment Funds. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund's profitability or result in its suffering losses.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholder can use to evaluate the Fund's investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Investment Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Concentration in KKR Funds. The Master Fund expects to invest a substantial portion of its assets in Investment Funds managed by Investment Managers affiliated with KKR, and therefore may be less diversified, and more subject to concentration and reputational risk, than other funds of private equity funds. If the Master Fund determines that its focused investment strategy on KKR Investment Funds and Co-Investment Opportunities is no longer appropriate or desirable, the Master Fund would allocate its assets to other non-KKR investment opportunities which may expose the Master Fund to other risks or make it more difficult for the Master Fund to achieve its investment objective.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisers and their affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Advisers will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles.

Leverage Utilized by the Master Fund. The Master Fund may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through a credit facility or other arrangements to fund investments in Investment Funds up to the limits of the Asset Coverage Requirement. The Master Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Master Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Master Fund's receipt of redemption proceeds from another Investment Fund). The Master Fund has entered into the Credit Agreement for such purposes. See "Investment Program — Leverage."

The use of leverage is speculative and involves certain risks. Although leverage will increase the Master Fund's investment return if the Master Fund's interest in an Investment Fund purchased with borrowed funds earns a greater return than the interest expense the Master Fund pays for the use of those funds, the use of leverage will decrease the return on the Master Fund if the Master Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Master Fund, especially in times of a "credit crunch" or during general market turmoil, such as that experienced during late 2008. The Master Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Master Fund may terminate or refuse to renew any credit facility into which the Master Fund has entered. If the Master Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the returns of the Master Fund.

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The 1940 Act's Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company's total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Master Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Master Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Master Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Master Fund's investments and the ability of the Master Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund's and/or the Advisers' legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisers' business. There can be no assurances that the Fund or the Advisers will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Special Situations and Distressed Investments. The Investment Funds may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that an Investment Fund will correctly evaluate the value of the assets securing the Investment Fund's debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Investment Fund invests, the Investment Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Investment Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Venture Capital. An Investment Fund may invest and the Master Fund may co-invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate Investment Funds. The decline in the broader credit markets during the last few years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

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Real estate Investment Funds are subject to risks associated with the ownership of real estate, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Some real estate Investment Funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate Investment Funds may also be affected by tax and regulatory requirements impacting the real estate fund's ability to qualify for preferential tax treatments or exemptions.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Investment Fund may invest and the Master Fund may co-invest in portfolio companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies' earnings and dividends when costs are rising.

Infrastructure Sector. Some Investment Funds may concentrate in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in

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reduced liquidity in credit and a high degree of volatility in the financial markets. This situation has negatively affected many financial services companies, such as by causing such companies' values to decline.

Mezzanine Investments. An Investment Fund may invest and the Master Fund may co-invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund's or Investment Fund's investments are denominated against the U.S. dollar may result in a decrease in the Master Fund's net asset value. The Advisers will not elect to hedge the value of investments made by the Master Fund against currency fluctuations. Accordingly, the performance of the Master Fund could be adversely affected by such currency fluctuations.

Risks Related to Investment Funds

Non-U.S. Risk. Certain of the Investment Funds may invest and the Master Fund may co-invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Master Fund.

Valuation of the Master Fund's Interests in Investment Funds. The valuation of the Master Fund's Investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. Although such valuations are provided on a quarterly basis, the Master Fund will provide valuations, and will issue Shares, on a monthly basis. A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be fair valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund's compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Master Fund. As a result, an Investment Fund's valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

An Investment Fund's information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Master Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Master Fund determines its month-end net asset value based upon the quarterly valuations reported by the Investment Funds, which may not reflect market or other events occurring subsequent to the quarter-end. The Master Fund will fair value its holdings in Investment Funds to reflect such events, consistent with its valuation policies;

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however, there is no guarantee the Master Fund will correctly fair value such investments. Additionally, the valuations reported by Investment Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Master Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Master Fund's net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Investment Master Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Advisers determine to cause the Master Fund to sell its interests in an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Indemnification of Investment Funds, Investment Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Master Fund's Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund's interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Master Fund's over-commitment strategy may increase the risk that the Master Fund is unable to satisfy a capital call from an Investment Fund.

General Risks of Secondary Investments. The overall performance of the Master Fund's secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund's constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

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The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Master Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Master Fund will employ an "over-commitment" strategy, which could result in an insufficient cash supply to fund Investment Fund commitments. Such a short fall would have negative impacts on the Master Fund, including an adverse impact on the Master Fund's ability to pay for repurchases of Shares tendered by Shareholders or to meet expenses generally. Moreover, if the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Master Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the devaluation of the Master Fund).

Other Registered Investment Companies. The Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund's investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund's total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund or (iii) more than 5% of the Master Fund's total assets would be invested in any one registered investment company. The Master Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Master Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund intends to hold its interests in the Investment Funds in non-voting form or limit its voting rights to a certain percentage. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Master Fund's interests. As a result, the Master Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Limited Operating History of Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Advisers to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited.

Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund's investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

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Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

High Yield Securities and Distressed Securities. Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or "junk bonds") and may invest in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by an Investment Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Investment Fund's investments in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Fund experiencing greater risks than it would if investing in higher rated instruments.

Non-Diversified Status. Each of the Fund and the Master Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund's and the Master Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while each of the Fund and the Master Fund is a "non-diversified" fund for purposes of the 1940 Act, each of the Fund and the Master Fund intend to elect and qualify to be treated as a RIC under the Code. To qualify as a RIC under the Code, each of the Fund and the Master Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of each of the Fund and the Master Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of each of the Fund and the Master Fund is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that each of the Fund and the

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Master Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more "qualified publicly traded partnerships." In addition, the Advisers typically endeavor to limit the Master Fund's investments in any one Investment Fund to no more than 15% of the Master Fund's gross assets (measured at the time of purchase). Each of the Fund and the Master Fund intends to distribute at least annually all or substantially all of its net investment income and net capital gains as dividends to Shareholders; however, this policy may be changed at any time by each of the Fund and the Master Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized "synthetic" or derivative instruments, which will be subject to varying degrees of risk. In addition, an Investment Fund may take advantage of opportunities with respect to certain other "synthetic" or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund's investments prior to such purchases, which could have an adverse impact on the existing Shareholders' interests in the Fund if subsequent investments underperform the prior investments.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Funds, including those described below:

Incentive Allocation Arrangements. Each Investment Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Master Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Master Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Master Fund to buy or sell securities of the entity.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through its investment in the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have

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recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•  the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

•  ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•  continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•  any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•  the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, "Special Laws or Regulations"), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•  the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. The transferability of Shares is subject to certain restrictions contained in the Fund's Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases will not begin until two years after the Fund commences operations. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. Each of the Fund and the Master Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. Neither the Master Fund nor the Fund has any obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Date"). The Notice Date generally will be five days prior to the date as of which the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Tenders will be revocable upon written notice to the Fund until the Notice Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund's net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date,

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general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Master Fund's investments in Investments Funds are subject to lengthy lock-up periods where the Master Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Master Fund may require and be unable to obtain the Investment Fund's consent to effect such transactions. The Master Fund (and therefore the Fund) may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner. See "Repurchases and Transfers of Shares."

Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Advisers would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund's Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Substantial Repurchases. Substantial requests for the Fund and the Master Fund to repurchase Shares and Master Fund shares, respectively, could require the Fund or the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Master Fund obtains repurchase proceeds by disposing of its interest in certain Investment Funds, the Master Fund will thereafter hold a larger proportion of its assets in the remaining Investment Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Master Fund, and thus the Fund, to fund subsequent repurchase requests of Shareholders and Master Fund shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Funds may not reflect the Advisers' ideal judgments as to the desired portfolio composition of the Master Fund's Investment Funds, in that the Master Fund's performance may be tied to the performance of fewer Investment Funds and/or may not reflect the Advisers' judgment as to the Master Fund's optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund and the Master Fund receive requests to repurchase substantial amounts of Shares and Master Fund shares, respectively, and may have a material adverse effect on the Fund's and Master Fund's ability to achieve their investment objectives and the value of the Shares and Master Fund shares. In addition, substantial repurchases of Shares and Master Fund shares could result in a sizeable decrease in the Fund's and Master Fund's net assets, resulting in an increase in the Fund's and Master Fund's total annual operating expense ratios.

Special Tax Risks. Special tax risks are associated with an investment in the Fund and the Master Fund. Each of the Fund and the Master Fund intends to elect and meet the requirements each taxable year necessary to qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code. As such, the Fund and the Master Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Master Fund obtain information from the Investment Funds in which the Master Fund is invested.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure (i.e., the disposition of non-diversified assets) may be difficult for the Master Fund to pursue because the Master

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Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund or the Master Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of the Fund's and/or Master Fund's taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively taxable as ordinary dividend income or long-term capital gain when distributed as dividends to the Shareholder. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Tax Aspects" below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund's undistributed amounts.

In addition, as a result of the tax rules applicable to the investments in passive foreign investment companies, the Master Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income with respect to such taxable year.

In addition, the Master Fund may invest in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Master Fund's investment in such Investment Funds and thus on the Shareholders' investment in the Fund. See "Tax Aspects."

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the "Dodd-Frank Act") was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for "swap dealers" and "major swap participants" as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers' costs and may be passed through to other market participants, such as an Investment Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder

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may negatively impact the ability of an Investment Fund and, in turn, the Fund, to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Investment Fund or its counterparties may impact an Investment Fund's ability to invest in a manner that most efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Investment Fund's investments and doing business.

Many regulations have been adopted and reports prepared by various agencies for the purpose of implementing the Dodd-Frank Act, but many of these regulations have not yet taken effect. The impact any such implemented regulations will have on Investment Funds and/or Investment Managers and, in turn, the Fund and the Master Fund, the markets or instruments in which Investment Funds invest or the counterparties with whom Investment Funds conduct business, all remain unknown. The effect of the Dodd-Frank Act or other regulatory change on the Fund, the Master Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in "Tax Aspects."

The Fund and the Master Fund currently have a temporary exemption from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"). Therefore, none of the Fund, the Master Fund or the Adviser (with respect to the Fund and the Master Fund) is currently subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA. When the temporary exemption expires, to the extent the Fund and the Master Fund are not otherwise eligible to claim an exclusion from regulation by the CFTC, the Fund and the Master Fund will operate subject to CFTC regulation. If the Adviser, the Fund and the Master Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund and the Master Fund may incur additional compliance and other expenses.

The SEC has been inspecting and continues to inspect advisers and general partners of private equity funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private equity funds to the detriment of their limited partners and/or may have breached their fiduciary duties to their limited partners, whether private equity funds or their portfolio companies are paying the costs of consultants or "operating partners" as opposed to the adviser or general partner, whether the adviser or general partner is charging portfolio companies "monitoring fees" without adequate disclosure to fund investors, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, the voluminous and complex limited partnership agreements of private equity funds, a lack of transparency during the life of a private equity fund, and "zombie" advisers — advisers that are unable to raise additional funds and continue to manage legacy funds long past their expected life. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

Proposed tax legislation in Congress, if adopted into law, could alter the favorable tax treatment of the carried interest earned by advisers and general partners of private equity funds, which could adversely affect the business of these advisers and general partners.

Other Investors In The Master Fund. Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If any such other investors were to cause the Master Fund to change dramatically its investment objective and strategies or change its repurchase policies, the Fund could be adversely affected. Following any such changes, the Fund's Board of Trustees would consider whether it was in the Fund's best interests to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund.

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LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND AND THE MASTER FUND

General

The Fund's Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund's Board of Trustees is comprised of persons who are independent trustees. The same individuals serve on the Board of Trustees of the Fund and the Master Fund. Altegris Advisors, L.L.C. serves as the Master Fund's investment adviser and StepStone Group LP serves as the Master Fund's sub-adviser.

The Adviser, established in 2010, is among the Altegris Group of Companies ("Altegris Companies"), founded in 2002 and based in La Jolla, California. The Altegris Companies have substantial experience in the structuring and management of alternative investment portfolios and offer a broad suite of alternative investment solutions, including alternative strategy mutual funds, hedge funds and commodity funds, that are designed for investment professionals and individual clients seeking to improve portfolio diversification. With an experienced research and investments team focused solely on alternative investments, the Altegris Companies follow a disciplined process of identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies, including long/short equity, fixed income and real estate, event-driven, credit, managed futures, global macro, and others. As of December 31, 2014, the Adviser managed over $1.16 billion in assets of alternative strategy mutual funds. The Altegris Companies overall, as of December 31, 2014, had roughly $2.9 billion in client account value, including between $150 million and $200 million in notional funding. The Altegris Companies are wholly-owned subsidiaries of a company jointly owned by (i) private equity funds sponsored and managed by Aquiline Capital Partners LLC, (ii) private equity funds sponsored and managed by Genstar Capital Management LLC, and (iii) certain senior management of the Adviser and other affiliates within the Altegris Companies.

StepStone is an independently-owned investment firm focused exclusively on private markets. The firm was formed in 2007 by an experienced team of professionals with established reputations as leading investors in the private markets industry. StepStone is a global private markets specialist overseeing approximately $60 billion of private capital allocations, including approximately $12 billion of assets under management as of December 31, 2014. The firm creates customized portfolios for the world's most sophisticated investors using a highly disciplined, research-focused approach that prudently integrates primary fund investments, secondaries, co-investments, and mezzanine investments. StepStone advises and/or manages accounts other than that of the Master Fund, which may give rise to certain conflicts of interest. See "Conflicts of Interest."

Under the terms of an Investment Advisory Agreement, the Adviser allocates the Master Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Master Fund's investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Master Fund's assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund's the Board of Trustees. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser provides the Master Fund with non-discretionary investment advisory services subject to the overall supervision of the Adviser and the Master Fund's officers and Board of Trustees. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Master Fund's investments in Investment Funds and Co-Investment Opportunities.

A description of the factors considered by the Master Fund's Board of Trustees in approving the Investment Advisory Agreement and the Sub-Advisory Agreement will be set forth in the Master Fund's annual report to shareholders for the fiscal year ending March 31, 2015.

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Management Team

The personnel of the Advisers principally responsible for management of the Master Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Advisers and their personnel maintain relationships with a large number of managers. The Advisers believe that, as a result of these contacts, the Master Fund should have access to a large number of Investment Funds from which to select.

The personnel of the Advisers who have primary responsibility for management of the Master Fund are Jack Rivkin and Eric Bundonis:

Jack Rivkin

As Chief Investment Officer, Jack Rivkin provides oversight of the Altegris Research and Investments Group and is a member of the Altegris Investment Committee. Jack has overall responsibility for identifying, selecting, and monitoring fund managers across multiple investment disciplines, and managing asset allocation and research for Altegris products. In addition, he is a key representative of Altegris in the investment community.

A respected thought leader, Jack has held senior roles in the investment industry with Neuberger Berman, Citigroup Investments, and PaineWebber, among others. His managerial achievements have been featured in one of Harvard Business School's most popular case studies, "Lehman Brothers: Rise of the Equity Research Department," 2006.

Jack began his investment career as an Analyst at Mitchell Hutchins, where he later became Director of Research. He subsequently held several executive positions with PaineWebber, the acquirer of Mitchell Hutchins, including CFO of PaineWebber, CEO of PaineWebber Mitchell Hutchins (PaineWebber's equity trading and investment arm), Chairman of Mitchell Hutchins Asset Management and President of PaineWebber Capital. He later served as the Director of Global Research and Head of the Worldwide Equities Division of Lehman Brothers Inc. Following his time at Lehman Brothers, he was a Vice Chairman and Director of Global Research at Smith Barney (ultimately a subsidiary of Citigroup), and an Executive Vice President with Citigroup Investments making direct investments and leading an investment team. He was Chief Investment Officer and Head of Private Asset Management at Neuberger Berman and subsequently continued as a Trustee of the Neuberger mutual fund complex. Most recently, he was an Executive Adviser with Aquiline Capital Partners.

In addition to his direct experiences in the investment industry, Jack was an adjunct professor at Columbia University, where he taught security analysis. He is also the co-author of Risk and Reward: Venture Capital and the Making of America's Great Industries. He has served as a Director of the New York Society of Security Analysts, the World Policy Institute, LEDA, multiple private companies, and currently, Idealab and Dale Carnegie. He earned his professional engineering degree from the Colorado School of Mines and his MBA from the Harvard Graduate School of Business Administration.

Eric Bundonis

Eric Bundonis brings over 10 years of industry experience and serves as Director of Research and Investments and Portfolio Manager for Altegris Advisors. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis joined Altegris from OneCapital Management Partners in New York. As a member of OneCapital's investment committee, he was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Previously, Mr. Bundonis conducted comprehensive qualitative and quantitative research on prospective and existing hedge fund investments for Auda Advisor Associates in New York. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a member of the New York Society of Security Analysts.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Shares in the Fund.

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FUND AND MASTER FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Master Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund and the Master Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund's and the Master Fund's expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•  all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Master Fund's investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Master Fund's rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•  any non-investment related interest expense;

•  attorneys' fees and disbursements associated with preparing and updating the Master Fund's registration statement, and with reviewing potential investments to be made in Investment Funds;

•  attorneys' fees and disbursements associated with preparing and filing an exemptive application with the SEC in respect of certain co-investment transactions;

•  fees and disbursements of any accountants engaged by the Master Fund and expenses related to the annual audit of the Master Fund and the preparation of the Master Fund's tax information;

•  fees paid and out-of-pocket expenses reimbursed to the Administrator;

•  recordkeeping, custody and transfer agency fees and expenses;

•  the costs of errors and omissions/Trustees' and officers' liability insurance and a fidelity bond;

•  the Management Fee;

•  the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders of the Master Fund;

•  fees of Trustees who are not "interested persons" and travel expenses of Trustees relating to meetings of the Board of Trustees of the Master Fund and committees thereof;

•  all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

•  any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Master Fund's organizational documents.

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The Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Master Fund is expected to incur aggregate organizational and offering expenses of approximately $600,000 in connection with this offering. The Fund is expected to incur organizational and offering expenses of approximately $500,000 in connection with the initial offering of Shares. The Fund will indirectly bear its pro rata portion of all expenses incurred by the Master Fund. The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). Offering expenses cannot be deducted by the Fund or the Shareholders.

There will be no direct or indirect payments from KKR to Altegris or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund or the Master Fund.

The Adviser has contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Master Fund for an initial two-year term beginning with the commencement of operations (the "Initial Closing Date") and ending on the two year anniversary thereof (the "Limitation Period") to limit the amount of "Master Fund Specified Expenses" (as described below) borne by the Master Fund during the Limitation Period to an amount not to exceed 0.55% per annum of the Master Fund's net assets (the "Master Fund Expense Cap"). "Master Fund Specified Expenses" is defined to include all expenses incurred in the business of the Master Fund, provided that the following expenses are excluded from the definition of Master Fund Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Master Fund's credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Master Fund; (iv) taxes; and (v) extraordinary expenses.

The Adviser has also contractually entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for an initial two-year term beginning on the Initial Closing Date and covering the Limitation Period to limit the amount of "Fund Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.25% per annum of the Fund's net assets (the "Fund Expense Cap"). "Fund Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Distribution and Servicing Fees; (ii) taxes; and (iii) extraordinary expenses. The Adviser may extend the Limitation Period for the Master Fund or the Fund on an annual basis. To the extent that the Master Fund Specified Expenses or Fund Specified Expenses for any month exceed the Master Fund Expense Cap or Fund Expense Cap, respectively, the Adviser will reimburse the Master Fund or the Fund, as applicable, for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Master Fund Specified Expenses or Fund Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Master Fund Specified Expenses or Fund Specified Expenses have fallen to a level below the applicable Master Fund Expense Cap or Fund Expense Cap and the reimbursement amount does not raise the level of the Master Fund Specified Expenses or Fund Specified Expenses in the month the reimbursement is being made to a level that exceeds the applicable Master Fund Expense Cap or Fund Expense Cap.

"Extraordinary expenses" are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund and the Master Fund. Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund and the Master Fund themselves. As an investor in the Investment Funds, the Master Fund (and therefore the Fund) will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees to the Investment Managers.

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Gemini Fund Services, LLC, as the Fund's administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays Gemini Fund Services, LLC a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Gemini Fund Services, LLC for out-of-pocket expenses.

MANAGEMENT FEE

The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund's Management Fee. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser the Management Fee, monthly, at the rate of 0.10% (1.20% on an annualized basis) of the value of the Master Fund's month-end net assets. The Management Fee is an expense paid out of the Master Fund's assets. The Management Fee is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Master Fund shares that will be repurchased by the Master Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Master Fund's investments in Investment Funds and Co-Investment Opportunities.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. In computing its net asset value, the Fund will value its interest in the Master Fund based on the net asset value provided by the Master Fund.

The Advisers will oversee the valuation of the Fund's investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the "Valuation Procedures").

The Valuation Procedures provide that the Master Fund will value its investments in Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund's interest in such investments as provided by the relevant Investment Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager's valuations and the relevant Determination Date.

A meaningful input in the Fund's Valuation Procedures will be the valuations provided by KKR. The valuation of KKR investments is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, KKR values its investments at their market price if market quotations are readily available. In the absence of observable market prices, KKR values its investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. KKR management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on KKR's unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the KKR valuations are based. Neither the Master Fund nor the Advisers have oversight or control over the implementation of KKR's valuation process.

In reviewing the valuations provided by Investment Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Master Fund values its portfolio. The Advisers will consider such information,

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and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of a particular Investment Fund or direct private equity investment. In accordance with the Valuation Procedures, the Advisers will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Investment Managers may value investments in Portfolio Companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Advisers may approve such valuations. In other cases, the Advisers may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Master Fund's investment will be revalued in a manner that the Advisers, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Managers unaffiliated with KKR may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Board or the Advisers will be able to confirm independently the accuracy of valuations provided by any Investment Managers (which are generally unaudited).

To the extent the Master Fund holds securities or other instruments that are not investments in Investment Funds or direct private equity investments, the Master Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Advisers participate in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund's administrator. The Advisers' process is tested and subject to ongoing and periodic monitoring by the Advisers and the Fund's administrator. The Board has delegated execution of these procedures to the Master Fund's and Fund's treasurer or assistant treasurer, administrator and Advisers. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

In cases where a fair valuation of securities is applied, the Master Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Master Fund and the Adviser may use independent pricing services to assist in calculating the value of the Master Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Master Fund. In computing the net asset value, the Master Fund values foreign securities held by the Master Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the "NYSE"). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Master Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Master Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Master Fund calculates its net asset value, the Adviser may need to price the security using the Master Fund's fair value pricing guidelines.

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With respect to any portion of the Master Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Master Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Master Fund or other investment vehicles accessed by the Master Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Master Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Advisers and their affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Master Fund. Consequently, the fees charged to the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund's net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value if the judgments of the Board, the Advisers, or the Investment Managers regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

The Advisers

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, "Other Accounts"). The Fund and the Master Fund have no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Master Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Advisers will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisers will commit the Master Fund's assets. There also may be circumstances under which the Advisers will consider participation by Other Accounts in investment opportunities in which the Advisers do not intend to invest on behalf of the Master Fund, or vice versa.

The Master Fund and the Advisers may seek to obtain exemptive relief from the SEC to permit the Master Fund and certain private funds advised by StepStone or an affiliate to co-invest in certain Investment Funds and Co-Investment Opportunities. However, there can be no assurance that the Master Fund and the Advisers will obtain any such order.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof ("financial intermediaries") in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries' discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial

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intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Master Fund, the Advisers, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Advisers or Investment Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Master Fund or an Investment Fund. Such entities may compete with the Master Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Master Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Master Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder's objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund, Master Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, Master Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, Master Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Master Fund or an Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Master Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Master Fund or the Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Master Fund or an Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund, Master Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, Master Fund or the Investment Fund, including with respect to fees and the right to receive information.

The Adviser and/or its affiliates may advise funds that may invest in other funds advised by KKR or which have other relationships with KKR.

Set out below are practices that the Advisers may follow. Although the Advisers anticipate that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide

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investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund, Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts ("Investment Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Fund, Master Fund or an Investment Fund.

Other Matters

An Investment Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisers and their affiliates will not purchase securities or other property from, or sell securities or other property to the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisers determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisers and their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

KKR

Because the Master Fund proposes to allocate assets to private equity Investment Funds and other Investment Funds sponsored by or affiliated with KKR, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which KKR and its affiliates are engaged. Additionally, certain Investment Managers may face conflicts of interests stemming from their affiliation with KKR. KKR will provide certain services to the Advisers. Such services may include making appropriate personnel available for presentations, providing information for the Master Fund to prepare its tax reporting, providing administrative support in connection with commitments to or sales of KKR funds and such other functions as agreed to from time to time.

Subject to certain conditions and limitations, KKR has agreed to provide the Advisers with certain types of information and access to KKR Investment Funds, pursuant to an agreement, to help enable the Advisers to invest the Master Fund's assets in accordance with its strategy. This includes making available information relating to KKR Investment Funds, access to offerings and secondary transactions in KKR Investment Funds and certain matters relating to the terms of KKR Investment Funds that are relevant to an institutional investor such as the Master Fund. KKR has also agreed to provide the Adviser with certain types of assistance in connection with the marketing and distribution of the Master Fund.

KKR provides investment advisory services to Investment Funds in addition to those in which the Master Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, the Investment Managers may have financial interests that diverge from those of the Investment Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Investment Funds and other clients and personal accounts.

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As a diversified multi-product global investment firm, KKR and its affiliates are engaged in a broad spectrum of activities including sponsoring and managing private Investment Funds and other activities. Those activities may present conflicts if other Investment Funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

PURCHASES OF SHARES

Purchase Terms

The Fund will accept initial and additional purchases of Shares as of the first day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investors purchasing Shares in the Fund may be charged a sales load of up to 3.5% of the investment amount.

The Distributor and/or a Selling Agent may, at its discretion, waive all or a portion of the sales load for the purchase of Shares of the Fund by or on behalf of: (i) the Adviser or its affiliates; (ii) purchasers for whom the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (iii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser and any affiliates of the Distributor or the Adviser; (iv) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (v) purchasers who use proceeds from an account for which the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (vi) Selling Agents and their employees (and the immediate family members of such individuals); (vii) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (viii) clients of such investment advisers or financial planners described in (vii) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (ix) orders placed on behalf of other investment companies that the Distributor, the Adviser or an affiliated company distributes; (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor; or (xi) any other eligible client of Distributor, Adviser, a Selling Agent, or any affiliates of Distributor, Adviser or a Selling Agent, whose financial representative has negotiated a reduction or waiver of the sales load. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.

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The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder's account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are "accredited investors" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least two full calendar years following commencement of Fund operations once the escrow agent releases funds upon reaching the Initial Target. Beginning in the third year, the Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis (commencing at close of the next fiscal quarter following the second anniversary of the Fund's launch of operations), in an amount not to exceed 5% of the Fund's net asset value and each such repurchase offer will be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to 5% of the net assets of the Master Fund. Upon commencement of the Share repurchase program in the third year of Fund operations, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an "Early Repurchase Fee" equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each

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repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•  whether any Shareholders have requested to tender Shares to the Fund;

•  the liquidity of the Fund's assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds);

•  the investment plans and working capital and reserve requirements of the Fund;

•  the relative economies of scale of the tenders with respect to the size of the Fund;

•  the history of the Fund in repurchasing Shares;

•  the availability of information as to the value of the Fund's Shares in underlying Investment Funds;

•  the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•  any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•  the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund's net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Master Fund shares will be repurchased by the Master Fund after the Management Fee has been deducted from the Master Fund's assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Master Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Master Fund shares.

The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The Fund's Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board of Trustees expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 5% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to

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any such repurchase offer. The Master Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

In light of liquidity constraints associated with the Fund's indirect investments in Investment Funds and the fact that the Master Fund may have to effect redemptions from Investment Funds in order for the Fund to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•  Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be five days before the date as of which Shares are to be repurchased (the "Notice Date"). Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31. Tenders will be revocable upon written notice to the Fund until the Notice Date.

•  Promptly after the Notice Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the "Promissory Note") entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares.

•  The Promissory Note will be non-interest bearing and non-transferable.

If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Master Fund's investments in Investments Funds are subject to lengthy lock-up periods where the Master Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Fund's consent to effect such transactions. The Master Fund (and therefore the Fund) may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) shares of the Master Fund that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Master Fund's Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder's Shares will be required to maintain an account balance of at least $25,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder's account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•  the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

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•  ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•  continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•  any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•  with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•  it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly.

Repurchase Threshold

The Fund has agreed to provide Shareholders with a minimum repurchase threshold (the "Repurchase Threshold") which shall be tested on a quarterly basis (commencing at close of the fiscal quarter ending on or about the third anniversary of the Fund's launch of operations) and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1)  the Fund offers one quarterly repurchase of its Shares in which all Shares that were tendered by Shareholders are repurchased by the Fund; or

(2)  an amount of shares equal to at least 12% of the Fund's average number of outstanding Shares not subject to a redemption penalty over the period have been repurchased by the Fund.

The Repurchase Threshold does not guarantee that the Fund will offer to repurchase shares in any given quarter. When the Fund does make an offer to repurchase Shares, a Shareholder may not be able to liquidate all of their Shares either in response to that repurchase offer, or over the course of several repurchase offers. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

If neither condition of the Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Fund's outstanding Shares having been tendered in response to that repurchase offer, the Fund's Board of Trustees will call a special meeting of Shareholders at which Shareholders will be asked to vote on whether to liquidate the Fund. See "Voting" and "Additional Information about the Fund." If Shareholders do not vote to liquidate the Fund, testing of the Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If Shareholders do vote to liquidate the Fund, the Adviser will seek to liquidate the Fund's assets over a three year period, after which the Adviser will waive all Management Fees otherwise payable by the Fund.

Transfers of Shares

Shares may be transferred only:

•  by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

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•  under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund's Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

Whenever the Fund as a shareholder in the Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Board of Trustees of the Master Fund without shareholder approval) the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not "United States Persons" (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

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UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND'S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND'S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes each taxable year to Shareholders dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund's taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends, including distributions (if any) derived from the Fund's net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such year), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, each of the Master Fund and the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying gross income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the total assets of each of the Master Fund and the Fund is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Master Fund and the Fund and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of total assets each of the Master Fund and the Fund is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that each of the Master Fund and the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Master Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Master Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Master Fund and the Fund, in appropriate circumstances, will "look through" to the assets respectively held by the Fund and such Investment Funds.

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A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Master Fund believes that it may fail the asset diversification test, the Master Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure (i.e., the disposition of non-diversified assets) may be difficult for the Master Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While the Code generally affords the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

If either the Master Fund or the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to

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tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a "capital gain dividend") will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income." However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder's tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at "Income from Repurchases and Transfers of Shares," if a repurchase of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, "net investment income" will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend." In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder's proportionate interest in the Fund or results in a "complete redemption" of the Shareholder's Shares, in each case applying certain constructive ownership rules. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder's pro rata share of the Fund's current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder's Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

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Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder's Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund's administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholder s should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A "nonpublicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Master Fund Investments

It is intended that the Master Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of

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ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Master Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Master Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash). In such case, the Master Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Master Fund not to satisfy the RIC asset diversification test.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND'S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND'S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in "conversion transactions" (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 Contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Master Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Master Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Master Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Master Fund and is not part of a straddle transaction (as described below), and an election is made by the Master Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Master Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute

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"straddles." In addition, investments by the Master Fund in particular combinations of Investment Funds may also be treated as a "straddle." To the extent the straddle rules apply to positions established by the Master Fund, or the Investment Funds, losses realized by the Master Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Master Fund, or the Investment Funds, may constitute "mixed straddles." One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Master Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Master Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Master Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Master Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Master Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. Portfolio Companies that may be treated as "passive foreign investment companies" (each, a "PFIC"). The Master Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Master Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Master Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Master Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Master Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Master Fund and, accordingly, cannot offset other income and/or gains of the Master Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market both at October 31 of each calendar year as well as at the end of each taxable year the shares in a PFIC. In this case, the Master Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Master Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as "qualified dividend income." In certain cases, the Master Fund will be the party legally permitted to make the QEF election or the

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mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Master Fund's investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned as dividends, or the amount of their investment in the Fund.

Foreign Taxes

The Master Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Master Fund's yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Master Fund's assets at year-end consists of the stock or securities of foreign corporations, the Master Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Master Fund to foreign countries in respect of foreign stock or securities the Master Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Master Fund will include in gross income from foreign sources their pro rata shares of such taxes. Neither the Master Fund nor the Fund expects to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers ("TINs") or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder's federal income tax liability if the appropriate information is provided to the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to Shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder borrows to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a "Foreign Shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S.

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tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Tax Aspects — Information Reporting and Backup Withholding" above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Effective July 1, 2014, the Master Fund and the Fund are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Foreign Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Master Fund's and the Fund's operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Master Fund and the Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

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ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income tax consequences of the investment (see "Tax Aspects," above), and the projected return of the Fund relative to the ERISA Plan's funding objectives.

Before investing the assets of an ERISA Plan in the Master Fund or the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Master Fund or the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Master Fund and the Fund will be registered as an investment company under the 1940 Act, the underlying assets of both the Master Fund and the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in either the Master Fund or the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in either the Master Fund or the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Master Fund and the Fund's investment objective, policies, and strategies; that the decision to invest plan assets in the either the Master Fund or the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in either the Master Fund or the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Advisers or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Advisers or such Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with legal counsel to determine if participation in either the Master Fund or the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to the Code, should consult with their own counsel and other advisors regarding such matters.

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The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE MASTER FUND'S AND THE FUND'S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY EITHER THE MASTER FUND, THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to 30 million Shares. Altegris Investments, L.L.C. acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. The Fund will not sell any Shares unless the Fund and the Master Fund, in the aggregate, raise net offering proceeds of at least $25 million (the "Minimum Offering Requirement"). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an account held by Altegris Investments, L.L.C., in trust for the subscribers' benefit, pending release to the Fund. Subscriptions will be effective only upon the Fund's acceptance and the Fund reserves the right to reject any subscription in whole or in part. If the Minimum Offering Requirement is not satisfied, the Fund will promptly return all funds in the escrow account and the Fund will stop offering Shares. The Fund will not deduct any fees or expenses if the Company returns funds from the escrow account. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any national securities exchange. See "Fund and Master Fund Expenses."

Under the terms of a distribution agreement (the "Distribution Agreement") with Distributor, the Distributor will directly distribute Shares to investors and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay a monthly fee out of the net assets of Shares at the annual rate of 0.60% of the aggregate net asset value of the Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the "Distribution and Servicing Fee").

The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Shares, up to a maximum of 3.5% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's account with the Distributor or Selling Agent will be debited for the purchase amount, which will be deposited into an account with Gemini Fund Services LLC, as the Fund's transfer agent (the "Transfer Agent"). See "Purchases of Shares — Purchase Terms."

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The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about June 1, 2015. Subsequent to the Initial Closing Date, Shares may be purchased as of the first day of each month from the Distributor at the Fund's then current net asset value per Share. While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. See "Purchases of Shares."

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder's behalf.

A Shareholder may elect to:

•  reinvest both dividends and capital gain distributions;

•  receive dividends in cash and reinvest capital gain distributions; or

•  receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

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INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Altegris KKR Commitments Fund
c/o Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037
Telephone: (888) 524-9441

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TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES	1
REPURCHASES AND TRANSFERS OF SHARES	2
MANAGEMENT OF THE FUND	4
CONFLICTS OF INTEREST	14
TAX ASPECTS	17
ERISA AND CERTAIN OTHER CONSIDERATIONS	28
ADMINISTRATOR	29
CUSTODIAN AND TRANSFER AGENT	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
LEGAL COUNSEL	30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
REPORTS TO SHAREHOLDERS	30
FISCAL YEAR	31
FINANCIAL STATEMENTS	31
ANNEX A PROXY VOTING	A-1

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APPENDIX A: KKR FUND INFORMATION

The information presented in this Appendix A relates to Investment Funds that pursue private equity strategies and are sponsored or advised by KKR or an affiliate, but not to the Fund itself. The historical returns attributable to the KKR Investment Funds, including those presented in this Prospectus, should not be considered as indicative of the future results of either the KKR Investment Funds or the Fund. This table does not reflect the Fund's Management Fee, Distribution and Servicing Fee and expenses or a placement fee, if any, which would lower returns and in the aggregate are expected to be substantial. The Fund anticipates it will invest through the Master Fund predominantly in Investment Funds sponsored by KKR. However, the Adviser will not allocate to all of the funds set forth below and intends to allocate a portion of its assets to new primary Investment Funds sponsored by KKR and, to a limited extent, Investment Funds that are unaffiliated with KKR. The Fund is actively managed and the Adviser will allocate to other Investment Funds. Past performance of Investment Funds sponsored by KKR is not indicative of future results.

Information about the Investment Funds has been obtained or derived from publicly available information included in KKR public filings and is believed to be reliable but is not warranted as to accuracy or completeness.

Future investments will be made under different economic conditions and will include different portfolio companies. Members of the KKR Investment Fund investment teams may have changed or may change in the future. Purchasers of Shares will not be limited partners of any KKR Investment Fund, will have no direct interest in any KKR Investment Fund, will have no voting rights in any KKR Investment Fund and will have no standing or recourse against KKR or any KKR Investment Fund. KKR is not a sponsor, promoter, adviser or affiliate of the Fund. There is no agreement or understanding between KKR and Altegris or StepStone regarding the management of the investment program of the Fund or the Master Fund.

The KKR Investment Funds are privately offered funds that rely on an exemption from having to register as an investment company under the 1940 Act. As a result, the KKR Investment Funds are not subject to the investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Code.

Past performance of Investment Funds sponsored by KKR is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund will equal or exceed those of other fund investment activities of KKR or that the Fund will be able to implement its investment strategy or achieve its investment objectives. Unrealized investments have been fair valued by KKR or an affiliate in accordance with KKR's valuation policies and procedures, which are not the Fund's valuation policies and procedures. The actual realized return on any unrealized investments may differ materially from the results indicated herein.

The table below presents information as of December 31, 2014 relating to the historical performance of certain of KKR's Private Markets investment vehicles since inception, which it believes illustrates the benefits of KKR's investment approach. The performance information presented differs from the standardized SEC performance required of registered investment companies. The information presented under Total Investments includes all of the investments made by the specified investment vehicle. This data does not reflect additional capital raised since December 31, 2014 or acquisitions or disposals of investments, changes in investment values or distributions occurring after that date.

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    Fair Value of        Multiple of

	Amount		Investments
Private Markets Investment Funds	Commitment	Invested	Realized	Unrealized
	($ in Millions)
Total Investments
Legacy Funds (1)
1976	$31.4	$31.4	$537.2	$—
1980	356.8	356.8	1,827.8	—
1982	327.6	327.6	1,290.7	—
1984	1,000.0	1,000.0	5,963.5	—
1986	671.8	671.8	9,080.7	—
1987	6,129.6	6,129.6	14,949.2	—
1993	1,945.7	1,945.7	4,143.3	—
1996	6,011.6	6,011.6	12,476.9	—
Subtotal — Legacy Funds	16,474.5	16,474.5	50,269.3	—
Included Funds
European Fund (1999) (2)	3,085.4	3,085.4	8,736.6	40.9
Millennium Fund (2002)	6,000.0	6,000.0	11,342.9	2,288.0
European Fund II (2005) (2)	5,750.8	5,750.8	5,559.5	2,487.2
2006 Fund (2006)	17,642.2	17,089.1	13,758.1	15,886.9
Asian Fund (2007)	3,983.3	3,815.3	4,192.9	3,632.2
European Fund III (2008) (2)	6,177.4	5,483.7	3,635.6	4,797.3
E2 Investors (Annex Fund) (2009) (2)	208.7	195.8	163.1	152.2
China Growth Fund (2010)	1,010.0	502.5	42.4	540.5
Natural Resources Fund (2010)	889.5	817.5	96.6	273.7
Infrastructure Fund (2011)	1,040.7	887.6	81.8	922.0
North America Fund XI (2012) (3)	8,718.4	4,183.1	205.6	5,308.1
Asian Fund II (2013) (3)	5,825.0	1,760.0	—	2,180.0
Real Estate Partners Americas (2013) (3)	1,330.2	540.2	229.8	484.0
Energy Income and Growth Fund (2013) (3)	1,974.2	498.1	78.1	352.6
Infrastructure Fund II (2014) (3)	1,990.7	50.4	—	47.2
European Fund IV (2014) (2,3)	1,609.8	—	—	—
Subtotal — Included Funds	67,236.3	50,659.5	48,123.0	39,392.8
All Funds	$83,710.8	$67,134.0	$98,392.3	$39,392.8

*  IRRs measure the aggregate annual compounded returns generated by a fund's investments over a holding period. Net IRRs presented under Total Investments are calculated after giving effect to the allocation of realized and unrealized carried interest and the payment of any applicable management fees. Net IRRs presented under Realized/Partially Realized Investments are calculated after giving effect to the allocation of realized and unrealized carried interest, but before payment of any applicable management fees as management fees are applied to funds, not investments. Gross IRRs are calculated before giving effect to the allocation of carried interest and the payment of any applicable management fees. Existing KKR private equity funds may utilize financing facilities in connection with the management of capital calls to provide liquidity to such funds and may temporarily provide debt or equity financing to companies to facilitate permanent investments therein by such fund, or bridge financing. The principal amount of a bridge financing returned within 18 months is considered recyclable capital which is restored to the unused commitments of the investors in the relevant fund, and the interest paid thereon is distributed pro rata. If a bridge financing is not refunded within 18 months, it is considered to be a permanent investment in the company from the date of the original investment. In addition, commencing with KKR European Fund II, any portion of a permanent investment returned within 13 months or 18 months for some of our newer funds is considered recyclable capital and is restored to the unused commitments of the investors in the relevant fund. For the purposes of calculating the internal rates of return and multiples of invested capital herein, recyclable capital (both principal repaid for bridge financings and permanent investments returned within 13 or 18 months, as applicable) and any related interest income has been disregarded.

**  The multiples of invested capital measure the aggregate returns generated by a fund's investments in absolute terms. Each multiple of invested capital is calculated by adding together the total realized and unrealized values of a fund's investments and dividing by the total amount of capital invested by the fund. Such amounts do not give effect to the allocation of any realized and unrealized returns on a fund's investments to the fund's general partner pursuant to a carried interest or the payment of any applicable management fees.

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		Gross		Invested
Private Markets Investment Funds	Total Value	IRR*	Net IRR*	Capital**

Total Investments
Legacy Funds (1)
1976	$537.2	39.5%	35.5%	17.1
1980	1,827.8	29.0%	25.8%	5.1
1982	1,290.7	48.1%	39.2%	3.9
1984	5,963.5	34.5%	28.9%	6.0
1986	9,080.7	34.4%	28.9%	13.5
1987	14,949.2	12.1%	8.9%	2.4
1993	4,143.3	23.6%	16.8%	2.1
1996	12,476.9	18.0%	13.3%	2.1
Subtotal — Legacy Funds	50,269.3	26.1%	19.9%	3.1
Included Funds
European Fund (1999) (2)	8,777.5	27.0%	20.3%	2.8
Millennium Fund (2002)	13,630.9	22.3%	16.3%	2.3
European Fund II (2005) (2)	8,046.7	5.6%	3.9%	1.4
2006 Fund (2006)	29,645.0	11.5%	8.7%	1.7
Asian Fund (2007)	7,825.1	20.1%	14.6%	2.1
European Fund III (2008) (2)	8,432.9	15.9%	9.9%	1.5
E2 Investors (Annex Fund) (2009) (2)	315.3	14.1%	11.8%	1.6
China Growth Fund (2010)	582.9	6.6%	0.2%	1.2
Natural Resources Fund (2010)	370.3	–49.2%	–52.5%	0.5
Infrastructure Fund (2011)	1,003.8	8.0%	6.7%	1.1
North America Fund XI (2012) (3)	5,513.7	N/A	N/A	N/A
Asian Fund II (2013) (3)	2,180.0	N/A	N/A	N/A
Real Estate Partners Americas (2013) (3)	713.8	N/A	N/A	N/A
Energy Income and Growth Fund (2013) (3)	430.7	N/A	N/A	N/A
Infrastructure Fund II (2014) (3)	47.2	N/A	N/A	N/A
European Fund IV (2014) (2,3)	—	N/A	N/A	N/A
Subtotal — Included Funds	87,515.8	15.2%	11.0%	1.7
All Funds	$137,785.1	26.0%	19.2%	2.1

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